UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to § 240.14a-12
iSpecimen Inc.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
PAYMENT OF FILING FEE (Check the appropriate box):
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-

iSpecimen Inc.
450 Bedford Street
Lexington, MA 02420
        , 2022
Dear Fellow Stockholders:
On behalf of the board of directors (the “Board” or “Board of Directors”) of iSpecimen Inc., I cordially invite you to attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of iSpecimen Inc., which will be held on Wednesday, May 25, 2022, beginning at 10:00 a.m. Eastern Time at 480 Totten Pond Road, 4th Floor, Waltham, MA 02451.
To all stockholders of record at the close of business on April 1, 2022, attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.
Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting. Please vote by phone or electronically over the Internet or via mail by returning your signed proxy card in the envelope provided.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.
Sincerely,
Name: Christopher Ianelli Title: Chief Executive Officer, President and Director

iSpecimen Inc.
450 Bedford Street
Lexington, MA 02420
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2022
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of iSpecimen Inc., a Delaware corporation (“we”, “us”, “our” or similar terminology), will be held on Wednesday, May 25, 2022, at 10:00 a.m. Eastern Time at 480 Totten Pond Road, 4th Floor, Waltham, MA 02451.
The Annual Meeting is being held:
1.
To correct a defective corporate act, pursuant to §204 of the Delaware General Corporation Law, relating to our failure to obtain stockholder approval for adoption of our Second Amended and Restated Bylaws creating a classified board of directors divided into three classes of directors (a “Classified Board”);

2.
If Proposal No. 1 is approved by the stockholders correcting such defective corporate act and ratifying the creation of a Classified Board, to elect two (2) Class I directors each to serve for a three-year term that expires at the 2025 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal;

3.
If Proposal No. 1 is not approved by the stockholders and such defective corporate act is not corrected, to elect seven (7) directors to serve for a one-year term that expires at the 2023 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal;

4.
To approve amendments to our Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) to (i) set the maximum number of shares of our common stock that may be awarded to participants under the 2021 Plan as incentive stock options (“ISOs”) at 608,000 shares of common stock, (ii) revise the language relating to annual increases in the number of shares reserved for issuances of awards under the 2021 Plan so that it more clearly reflects the intent of such adjustment and (iii) make certain other non-material changes to the 2021 Plan;

5.
To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2022; and

6.
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business for the Annual Meeting are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on April 1, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 25, 2022: This Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are available at proxyvote.com.
We have mailed to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access the attached proxy statement and our 2021 Annual Report on Form 10-K via the Internet and how to vote online or by mail with a completed proxy card or by phone. The Notice of Internet Availability of Proxy Materials and the Proxy Statement also contain instructions on how you can receive a paper or electronic copy of the proxy materials. If you elect to receive a paper or electronic copy of our proxy materials, our 2021 Annual Report on Form 10-K will be sent to you along with the Proxy Statement.
This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 14, 2022.
Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote promptly. You may vote by mailing a completed proxy card, by phone or the Internet.
By Order of the Board of Directors,
Name: Christopher Ianelli Title: Chief Executive Officer, President and Director
Lexington, MA
           , 2022

PRELIMINARY PROXY – SUBJECT TO COMPLETION
iSpecimen Inc.
450 Bedford Street
Lexington, MA 02420
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2022
This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2021 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of iSpecimen Inc. (the “Company,” “Corporation,” “iSpecimen,” “we,” “us,” or “our”), in connection with our 2022 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 14, 2022.
NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS
On or about April 14, 2022, we will mail to our stockholders of record at the close of business on April 1, 2022 (“Record Date”) a Notice of Internet Availability of Proxy Statement (“Notice”) containing instructions on how to access proxy materials via the Internet and how to vote online. The proxy materials are available at proxyvote.com. As a result, you will not receive paper copies of the proxy materials unless you request one. All stockholders are able to access the proxy materials on the website referred to in the Notice and in this Proxy Statement and to request to receive a set of the proxy materials by mail or electronically, in either case, free of charge. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in this Proxy Statement.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
QUESTIONS AND ANSWERS
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Wednesday, May 25, 2022 at 10:00 a.m. Eastern Time, at 480 Totten Pond Road, 4th Floor, Waltham, MA 02451.
What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
•
Proposal No. 1: Correction of a defective corporate act, pursuant to §204 of the Delaware General Corporation Law (“DGCL”), relating to our failure to obtain stockholder approval for adoption of our Second Amended and Restated Bylaws (“Bylaws”) creating a classified board of directors divided into three classes of directors (a “Classified Board”).

•
Proposal No. 2: Election of the two (2) Class I directors (if Proposal No. 1 is approved by the stockholders).

•
Proposal No. 3: Election of the seven (7) directors (if Proposal No. 1 is not approved by the stockholders).

•
Proposal No. 4: Approval of amendments to the Corporation’s Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) to (i) set the maximum number of shares of our common stock that may be awarded to participants under the 2021 Plan as incentive stock options (“ISOs”) at 608,000 shares of common stock, (ii) revise the language relating to annual increases in the number of shares reserved for issuances of awards under the 2021 Plan so that it more clearly reflects the intent of such adjustment and (iii) make certain other non-material changes to the 2021 Plan.
•
Proposal No. 5: Ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2022.

•
In addition, in their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
What does it mean if I receive more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope or via email or fax.
Who is entitled to vote at the Annual Meeting?
Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were           shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.
What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of our shares entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. If you sign and return your paper proxy card via mail, email or fax, or authorize a proxy to vote electronically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.
If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote (or a plurality of the shares in the case of the election of directors relating to either Proposal No. 2 or Proposal No. 3).
Under the rules of various national and regional securities exchanges interpretations that govern broker non-votes, Proposal Nos. 1, 2, 3 and 4 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 5 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chair of the Annual Meeting (the “Chair”) or (ii) a majority in voting power of the stockholders entitled to at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
How do I vote my shares without attending the Annual Meeting?
We ask that stockholders vote by proxy even if they plan to attend the Annual Meeting. If you are a stockholder of record, there are four ways to vote by proxy:
•
by Phone—call the toll-free number 1-800-690-6903 and follow the instructions on your proxy card and the recorded telephone instructions; or

•
by Internet—Following the instructions on the Notice or the proxy card, which you may have received by mail, you can vote by Internet, prior to or at the Annual Meeting before the polls close; or

•
by Mail—You can vote by mail by signing, dating and mailing the proxy card using the return envelope, which you may have received by mail.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 24, 2022.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.
How can I attend and vote at the Annual Meeting?
In order to be admitted to the Annual Meeting, you must bring documentation showing that you owned shares of our common stock as of April 1, 2022, the Record Date. Acceptable documentation includes (i) your Notice of Internet Availability of Proxy Materials, and (ii) your proxy card. All attendees must also bring valid photo identification. Stockholders who do not bring the requisite documentation will not be admitted to the Annual Meeting.
Will I be able to ask questions at the Annual Meeting?
As part of the Annual Meeting, we will hold a question and answer session, during which we intend to answer appropriate questions submitted during the Annual Meeting and that relate to the matters to be voted on. We intend to reserve up to fifteen minutes before the closing of the polls to address questions submitted. Only stockholders that are present, in person, at the Annual Meeting will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow general rules of conduct. Under these rules, a stockholder may ask up to two questions, and we will not address questions that are, among other things:
•
irrelevant to the business of the Corporation or to the business of the Annual Meeting;

•
related to material non-public information of the Corporation;

•
related to personal grievances;

•
derogatory references to individuals or that are otherwise in bad taste;

•
repetitious statements already made by another stockholder;

•
in furtherance of the stockholder’s personal or business interests; or

•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

How does the Board recommend that I vote?
The Board recommends that you vote your shares of common stock FOR each of the director nominees in Proposal Nos. 2 and 3 and FOR each of Proposal Nos. 1, 4 and 5. In addition, in their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the votes required to approve each item, and how votes are counted:
Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Correction of a defective corporate act, pursuant to §204 of DGCL, relating to our failure to obtain stockholder approval for adoption of the Bylaws creating a Classified Board	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN’	None(1)	No(2)
Proposals No. 2 and No. 3: Election of Directors	A plurality of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(2)
Proposal No. 4: Approval of Amendments to the 2021 Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN’	None(1)	No(2)

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 5: Ratification of appointment of independent registered public accounting firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN’	None(1)	Yes(3)

(1)
A vote marked as “withhold” or “abstain” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(2)
As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(3)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Who will count the votes?
Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet, mail, email or fax if you are a stockholder of record, you may change your vote and revoke your proxy by:
•
sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than May 24, 2022 at 11:59 p.m. Eastern time;

•
voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern time, on May 24, 2022;

•
attending and voting at the Annual Meeting on May 25, 2022;

•
submitting a properly signed proxy card with a later date that is received no later than May 24, 2022 at 11:59 p.m. Eastern time; or

•
if you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee.

Your most recent proxy card or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporation before your proxy is voted or you vote at the Annual Meeting.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Are there any rights of appraisal?
None of Delaware law, our fourth amended and restated certificate of incorporation (“Certificate of Incorporation”) or our Bylaws, each as currently in effect, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, you will have no right to dissent and obtain payment for your shares.
Our Principal Executive Offices
Our principal executive offices are located at 450 Bedford Street, Lexington, MA 02420. Our telephone number is (781) 301-6700.

PROPOSAL NO. 1 — CORRECTION OF A DEFECTIVE CORPORATE ACT
Background
On June 16, 2021, our Board of Directors, by unanimous written consent, adopted the Second Amended and Restated Bylaws, which are the current bylaws of the Corporation (the “Bylaws”). A copy of the Bylaws is included as Appendix A to this Proxy Statement. In addition to the other provisions, Section 3.02 of the Bylaws provides for a classified board of directors divided into three classes of directors (“Classified Board”). Pursuant to the terms of the Classified Board, the directors serving on the Board of Directors are classified as “Class I Directors,” “Class II Directors” and “Class III Directors.” At the time of adoption of the Bylaws, Andrew L. Ross and Stephen Gullans were designated as Class I Directors; John L. Brooks III, George “Bud” Scholl and Jill Mullan were designated as Class II Directors; and Christopher Ianelli and Margaret H. Lawrence were designated as Class III Directors. The initial term of each of the Class I Directors expires at this Annual Meeting, the initial term of each of the Class II Directors expires at the 2023 annual meeting of stockholders and the initial term of each of the Class III Directors expires at the 2024 annual meeting of stockholders. Upon election at each of such annual meetings, the terms of each class of directors continues for a period of three (3) years until the applicable annual meeting of stockholders or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.
Pursuant to the provisions of §141(d) of the DGCL, where a corporation creates a Classified Board under the provisions of its bylaws, unless created in a corporation’s initial bylaws, the bylaws creating a Classified Board must be adopted by the corporation’s stockholders. Although the Bylaws were adopted by the Board, the Board inadvertently failed to submit the Bylaws to the Corporation’s stockholders to vote for the adoption of the Bylaws. Such inadvertent failure to obtain the approval of the stockholders for the adoption of the Bylaws, in connection with the creation of a Classified Board, is considered a defective corporate act (the “Defective Corporate Act”), which can be cured by complying with the procedures set forth in §204 of DGCL.
Procedures for Correcting a Defective Corporate Act Pursuant to §204 of DGCL
On March 21, 2022, at a special meeting of the Board, as required pursuant to §204 of DGCL, our Board adopted and approved the following resolutions for the purpose of correcting the Defective Corporate Act:
      RESOLVED, that on June 16, 2021, the Board adopted the Company’s Second and Amended Restated Bylaws (“Bylaws”), which Bylaws, in Section 3.02, provides for a classified Board consisting of three classes of directors, identified as Class I Directors, Class II Directors and Class III Directors, with each class of directors to serve for a term of three (3) years until his or her directorship comes up for re-election at the Company’s Annual Meeting of Stockholders; and it is further
      RESOLVED, that although the bylaw creating a classified Board was required to be adopted by the Company’s stockholders, pursuant to the provisions of §141(d) of the DGCL, the Board inadvertently failed to submit such bylaw to the Company’s stockholders for adoption, which is deemed to be a defective corporate act (the “Defective Corporate Act”); and it is further
      RESOLVED, that the Defective Corporate Act occurred on June 16, 2021; and it is further
      RESOLVED, that pursuant to §204 of the DGCL, the Board hereby takes all actions necessary and hereby approves the ratification of the Defective Corporate Act so that the creation of a classified Board shall, after the approval of the Company’s stockholders, be considered a valid corporate act of the Company, effective as of June 16, 2021; and it is further
      RESOLVED, that the foregoing resolutions be submitted to the Company’s stockholders at the Company’s 2022 Annual Meeting of Stockholders for approval by the Company’s stockholders.
As required pursuant to provisions of §204 of the DGCL and set forth in the resolutions adopted and approved by the Board, the above resolutions (other than the final resolution) are hereby being submitted to the Corporation’s stockholders for their approval of the correction to the Defective Corporate Act.

Purpose for Having a Classified Board and Possible Adverse Implications for Stockholders
The primary purpose for having a Classified Board is to make it more difficult for a third party to consummate a change of control of the Corporation without the approval of the Corporation’s management. Competitors of the Corporation or others may, without the approval of management, acquire shares of our voting capital stock making it possible for any such third party to vote, at our annual meeting of stockholders, against director nominees vetted and approved by the Corporation’s nominating and corporate governance committee, and, instead, elect director nominees nominated by such third party, even though it may not be in the best interests of the Corporation and our stockholders. Without having a Classified Board, at each annual meeting of stockholders the entire Board would be up for re-election making it much easier for a third party to take control of the Corporation because it would be able to replace the entire Board at that meeting. By having a Classified Board, our directors each serve for a term of three (3) years and, based on the composition of the current Board, the most number of directors that can be replaced at any annual meeting of stockholders is three (3) directors, allowing at least four (4) of the directors to continue to serve on the Board for at least one (1) more year.
Although our directors have a fiduciary duty to our stockholders to act in the best interests of the Corporation and its shareholders any time the Board is presented with an acquisition proposal from a third party, there is no assurance that the directors will always act in a way that stockholders believe is in their best interests and, therefore, having a Classified Board, which makes the removal of management more difficult, could discourage transactions that otherwise could be perceived as beneficial to the Corporation’s stockholders including, without limitation, acquisitions involving the payment of a premium over prevailing market prices for our securities.
Effects of Approval or Disapproval
If our stockholders approve this Proposal No. 1, the Defective Corporate Act will be corrected, without any further action of the Corporation, and the Classified Board will be considered validly adopted and approved by our stockholders retroactively as of June 16, 2021. In such event, the stockholders will be asked to elect the two (2) Class I Directors nominated for election as Class I Directors at this Annual Meeting, each to serve for a three-year term as described in Proposal No. 2.
If our stockholders do not approve this Proposal No. 1, we will not have a Classified Board and our stockholders will be asked to elect all seven (7) directors nominated for election at this Annual Meeting, each to serve for a one-year term as described in Proposal No. 3.
Vote Required
The approval of the correction to the Defective Corporate Act requires the affirmative vote of a majority of the votes properly cast. Abstentions will have no effect on the results of this vote.
Board Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR CORRECTION OF THE DEFECTIVE CORPORATE ACT SO THAT THE CORPORATION SHALL HAVE PROPERLY CREATED AND WILL CONTINUE TO HAVE A CLASSIFIED BOARD.

PROPOSAL NO. 2 — ELECTION OF TWO CLASS I DIRECTORS
(IF PROPOSAL NO. 1 IS APPROVED BY THE STOCKHOLDERS)
If at the Annual Meeting Proposal No. 1 is approved by the stockholders correcting the Defective Corporate Act and ratifying the creation of a Classified Board, our stockholders will be asked to vote on this Proposal No. 2. If at the Annual Meeting Proposal No. 1 is not approved by the stockholders and the Defective Corporate Act is not corrected, this Proposal No. 2 (Election of Two Class I Directors) will not be submitted to a vote of our stockholders at the Annual Meeting, and instead Proposal No. 3 (Election of Seven Directors) will be submitted in its place.
Board Size and Structure
Our Board of Directors currently consists of seven (7) directors. Our Bylaws provide that the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which shall consist of not less than three (3) directors and not more than nine (9) directors.
Our Bylaws provide for a Board of Directors divided into three classes, designated as Class I Directors, Class II Directors and Class III Directors, with only one class of directors being elected in each year and each class (except for those directors appointed prior to the Annual Meeting) serving a three-year term. The term of office of the Class I Directors, consisting of Andrew L. Ross and Steven Gullans, will expire at the Annual Meeting. The term of office of the Class II directors, consisting of John L. Brooks III, George “Bud” Scholl and Jill Mullan, will expire at our 2023 annual meeting of stockholders (the “2023 Annual Meeting”). The term of office of the Class III Directors, consisting of Christopher Ianelli and Margaret H. Lawrence, will expire at our 2024 annual meeting of stockholders (“2024 Annual Meeting”).
Current Directors and Terms
Our current directors, their respective positions and terms of office are set forth under the heading “Directors and Officers” on page 17 of this Proxy Statement.
Nominees for Class I Directors
In the event that Proposal No. 1 is approved by the stockholders, our nominating and corporate governance committee has recommended, and our Board of Directors has approved, Andrew L. Ross and Steven Gullans, our Class I Directors, as nominees for re-election as Class I Directors, as their current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, they will each serve for a three-year term expiring at the annual meeting to be held in 2025 (the “2025 Annual Meeting”), or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.
If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Messrs. Ross and Gullans as Class I Directors. We expect that the nominees will serve if elected. However, if a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who is designated by our Board of Directors to fill the resulting vacancy. If you own your stock through a broker, bank, or other nominee and you do not give voting instructions, then your shares will not be voted on this matter. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.
Information about Board Nominees
This Proxy Statement under the heading “Directors and Officers” on page 17 includes certain biographical information as of March 30, 2022 for each nominee for director, including all positions she or he holds, her or his principal occupation and business experience, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director.
We believe that all of our directors and nominees: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.
Vote Required
The election of each of the Class I directors requires a plurality of the votes properly cast to be approved.
Board Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS, ONLY IN THE CASE THAT PROPOSAL NO. 1 IS APPROVED, A VOTE FOR THE ELECTION OF ANDREW L. ROSS AND STEVEN GULLANS AS CLASS I DIRECTORS TO HOLD OFFICE UNTIL THE 2025 ANNUAL MEETING, OR UNTIL THE ELECTION AND QUALIFICATION OF THEIR RESPECTIVE SUCCESSORS IN OFFICE, SUBJECT TO THEIR EARLIER DEATH, RESIGNATION OR REMOVAL.

PROPOSAL NO. 3 — ELECTION OF SEVEN DIRECTORS
(IF PROPOSAL NO. 1 IS NOT APPROVED BY THE STOCKHOLDERS)
If at the Annual Meeting Proposal No. 1 is not approved by the stockholders and the Defective Corporate Act is not corrected, our stockholders will be asked to vote on this Proposal No. 3. If at the Annual Meeting Proposal No. 1 is approved by the stockholders, this Proposal No. 3 (Election of Seven Directors) will not be submitted to a vote of our stockholders at the Annual Meeting, and instead Proposal No. 2 (Election of Two Class I Directors) will be submitted in its place.
Board Size and Structure
Our Board of directors currently consists of seven (7) directors. Our Bylaws provide that the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which shall consist of not less than three (3) directors and not more than nine (9) directors.
Current Directors and Terms
Our current directors, their respective positions and terms of office are set forth below under the heading “Directors and Officers” on page 17.
Nominees for Director
In the event that Proposal No. 1 is not approved by the stockholders, our nominating and corporate governance committee has recommended, and our Board of Directors has approved, Christopher Ianelli, Jill Mullan, Andrew L. Ross, George “Bud” Scholl, Steven Gullans, John L. Brooks III, and Margaret H. Lawrence as nominees for re-election as directors. If elected by the stockholders at the Annual Meeting, they will each serve for a one-year term expiring at the 2023 Annual Meeting and until the election and qualification of their respective successors, or until their earlier death, resignation or removal.
If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Dr. Ianelli, Ms. Mullan, Mr. Ross, Mr. Scholl, Dr. Gullans, Mr. Brooks and Ms. Lawrence. We expect that the nominees will serve if elected. However, if a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who is designated by our Board of Directors to fill the resulting vacancy. If you own your stock through a broker, bank, or other nominee and you do not give voting instructions, then your shares will not be voted on this matter. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.
Information about Board Nominees
This Proxy Statement below under the heading Directors and Officers on page 17 includes certain biographical information as of March 30, 2022 for each nominee for director, including all positions she or he holds, her or his principal occupation and business experience, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director.
We believe that all of our directors and nominees: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board of directors that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Vote Required
The election of each of the directors requires a plurality of the votes properly cast to be approved.
Board Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS, ONLY IN THE CASE THAT PROPOSAL NO. 1 IS NOT APPROVED AND THE DEFECTIVE CORPORATE ACT IS NOT CORRECTED, TO VOTE FOR THE ELECTION OF EACH OF THE SEVEN NOMINEES LISTED ABOVE AS DIRECTORS TO HOLD OFFICE UNTIL THE 2023 ANNUAL MEETING, OR UNTIL THE ELECTION AND QUALIFICATION OF THEIR RESPECTIVE SUCCESSORS IN OFFICE, SUBJECT TO THEIR EARLIER DEATH, RESIGNATION OR REMOVAL.

PROPOSAL NO. 4 — APPROVAL OF AMENDMENTS TO THE AMENDED AND
RESTATED 2021 STOCK INCENTIVE PLAN
Background
The stockholders are being asked to vote to approve amendments to the Corporation’s 2021 Plan to (i) set the maximum number of shares of our common stock that may be awarded to participants under the 2021 Plan as incentive stock options (“ISOs”) at 608,000 shares of common stock, (ii) revise the language relating to annual increases in the number of shares reserved for issuances of awards under the 2021 Plan so that it more clearly reflects the intent of such adjustment and (iii) make certain other non-material changes to the 2021 Plan.
The amendments to the 2021 Plan were approved by the Board at a special meeting of the Board on March 14, 2022 and will not be effective unless and until they are approved by our stockholders. If our stockholders do not approve the amendments to the 2021 Plan, the amendments will not take effect, but we may continue to grant rights to purchase shares under the 2021 Plan in accordance with the current terms and conditions of the 2021 Plan; provided, however, that no awards will be made as ISOs under the 2021 Plan, unless and until the stockholders approve an amendment specifying the number of shares that may be awarded as ISOs under the 2021 Plan. The Board has determined that it is in the best interests of us and our stockholders that the amendments to the 2021 Plan be approved and is asking our stockholders for their approval of the amendments to the 2021 Plan. The form of Second Amended and Restated 2021 Plan which includes the amendments is attached as Appendix B to this Proxy Statement.
Explanation of Amendments
Section 5(b) of the 2021 Plan currently provides as follows:
    “(b) Subject to Section 12 of this Plan, the Committee is authorized to deliver under this Plan an aggregate of 608,000 Common Stocks, plus an annual increase on each anniversary of the Effective Date thereafter while this Plan is in effect so that the aggregate amount of shares of Common Stock the Committee is authorized to deliver under this Plan equals to 5% of the total issued and outstanding number of Common Stocks as of such anniversary (or such lesser number of Common Stocks as may be determined by the Committee).”
Amendment to specify the number of shares of common stock that can be awarded ISOs under the 2021 Plan.
Under the current terms of the 2021 Plan, the committee that administers the 2021 Plan is authorized to issue awards for up to 608,000 shares of common stock. Additionally, each year, on June 16th, the number of shares available for issuance under awards pursuant to the 2021 Plan may be adjusted, without any further approval of the stockholders. Rule 422 under the Internal Revenue Code of 1986, as amended, in paragraph (b) thereunder, provides, with respect to the grant of ISOs, that the plan under which ISOs are granted must include the aggregate number of shares which may be issued as ISOs and must be approved by the stockholders. In order to address this requirement, the Board has authorized and approved the following new Section 5(c) to the 2021 Stock Option Plan:
    “(c) Notwithstanding the provisions of Section 5(b) immediately preceding, the Committee is authorized to grant Awards under this Plan as Incentive Stock Options, for an aggregate of 608,000 shares of Common Stock and such amount shall not be increased or reduced, without the requisite approval of the Company’s stockholders, other than pursuant to the provisions of Section 12 of this Plan.”
Amendment to clarify that that the number of shares available for issuance under awards pursuant to the 2021 Plan may be increased annually only if 5% of the then issued and outstanding shares of common stock is greater than the number of shares of common stock then available for issuance as awards under the 2021 Plan and may not be reduced..
The language currently set forth in Section 5(b) of the 2021 Plan is not clear as to the applicable adjustment in the number of shares of common stock available for issuance under the 2021 Plan on an annual basis. In order to clarify the language so that it is consistent with the intent of the adjustment terms under the 2021 Plan, the Board has authorized and approved the following new Section 5(b) of the 2021 Plan to replace the existing Section 5(b) in its entirety:
    “(b) Subject to Section 12 of this Plan, the Committee is authorized to grant Awards under this Plan for an aggregate of 608,000 shares of Common Stock; provided that, on each anniversary of the Effective Date thereafter while this Plan is in effect, the number of shares of Common Stock available for the grant of Awards by the Committee shall be adjusted, as applicable, so that the aggregate number of shares of Common Stock available for the grant of Awards under this Plan shall be equal to the greater of (i) the then current number of shares of Common Stock available for the grant of Awards under this Plan and (ii) such number of shares of Common Stock that is equal to 5% of the total number of issued and outstanding shares of Common Stock on such applicable anniversary date. Any adjustments made to the number of shares of Common Stock reserved for Awards under this Plan, pursuant to the provisions of this Section 5(b), shall not reduce the number of shares of Common Stock available hereunder.”
Vote Required
The approval of the amendments to the 2021 Plan requires the affirmative vote of a majority of the votes properly cast. Abstentions will have no effect on the results of this vote.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE RESOLUTION TO APPROVE, THE AMENDMENT TO THE CORPORATION’S 2021 PLAN TO (I) SET THE MAXIMUM NUMBER OF SHARES OF OUR COMMON STOCK THAT MAY BE AWARDED TO PARTICIPANTS UNDER THE 2021 PLAN AS ISOS AT 608,000 SHARES OF COMMON STOCK, (II) REVISE THE FORMULA FOR ANNUAL INCREASES IN THE NUMBER OF SHARES RESERVED FOR ISSUANCES OF AWARDS UNDER THE 2021 PLAN SO THAT INCREASES WILL ONLY BE MADE IF, ON EACH ANNUAL ADJUSTMENT DATE, 5% OF THE THEN ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IS GREATER THAN THE NUMBER OF SHARES OF COMMON STOCK THEN CURRENTLY RESERVED UNDER THE 2021 PLAN AND (III) MAKE CERTAIN OTHER NON-MATERIAL CHANGES TO THE 2021 PLAN.

PROPOSAL NO. 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The audit committee of our Board appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations. Wolf & Company, P.C. has served as our independent registered public accounting firm since 2014. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Wolf & Company, P.C. to serve as our independent registered public accounting firm for the year ending December 31, 2022. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to reconsider its appointment.
Representatives of Wolf & Company, P.C. are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Audit, Audit-Related and All Other Fees
The table below shows the aggregate fees billed for professional services for the audits and audit-related fees of the Company’s annual financial statements included in Form 10-K for the years ended December 31, 2021 and 2020, respectively, by Wolf & Company.
	Year Ended December 31,
	2021	2020
Audit fees(1)	$175,500	$140,000
Audit-related fees(2)	127,500	59,500
Total fees	$303,000	$199,500

(1)
This category includes the audit of our annual financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those fiscal periods.

(2)
This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Audit Committee’s Pre-Approval Policies and Procedures
The formal written charter for our audit committee requires that the audit committee pre-approve all auditing services and permitted non-audit services to be performed for us by our independent registered public accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by our audit committee prior to the completion of the audit). Our audit committee may form and delegate authority to subcommittees of our audit committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to our full audit committee at its next scheduled meeting.
In 2021, the audit committee adopted policies and procedures for the pre-approval of audit and non-audit services performed by the independent registered public accounting firm pursuant to which the audit committee generally is required to pre-approve the audit and permissible non-audit services performed by the independent registered public accounting firm in order to ensure that the provision of such services does not impair the registered accountants’ independence.
The services provided to us by Wolf & Company, P.C. in fiscal 2020 and fiscal 2021 were provided in accordance with our pre-approval policies and procedures, as applicable.
Audit Committee Report
A brief description of the principal functions of the audit committee is included in this Proxy Statement under the discussion of “Committees of the Board of Directors — Audit Committee.” Under the audit committee charter, the audit committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the annual, quarterly and other financial statements of the Corporation, (2) the independent registered public accounting firm’s qualifications and independence, (3) the performance of the Corporation’s independent registered public accounting firm and (4) the compliance by the Corporation with legal and regulatory requirements. It also shall review and approve all related-party transactions. Since the Company became public in June 2021, there were no related-party transactions in 2021 requiring review and approve.
The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management of the Corporation. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with audit committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence. Based on the foregoing, the audit committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Submitted by the Audit Committee of the Board of Directors:
Mr. John L. Brooks III (Chair of the audit committee)
Ms. Margaret H. Lawrence
Dr. Steven Gullans
Vote Required
The ratification of the appointment of Wolf & Company, P.C. requires the affirmative vote of a majority of the votes properly cast. Abstentions will have no effect on the results of this vote.
Board Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

DIRECTORS AND OFFICERS
Our directors and officers are as follows:
Name	Age	Position	Initial Term of Office
Christopher Ianelli	55	Chief Executive Officer President Director	July 2009 July 2009 July 2009
Jill Mullan	57	Chief Operating Officer Secretary Director	August 2013 November 2012 October 2014
Benjamin Bielak	53	Chief Information Officer	June 2018
Tracy Curley	60	Chief Financial Officer Treasurer	August 2020 July 2021
Andrew L. Ross	73	Chairman of the Board	January 2012
George “Bud” Scholl	62	Director	February 2014
Steven Gullans	69	Director	October 2020
John L. Brooks III	70	Director	June 2021
Margaret H. Lawrence	46	Director	June 2021
The biographical information concerning the directors and officers listed above is set forth below.
Christopher Ianelli has been serving as Chief Executive Officer, President, and Director since founding iSpecimen in July 2009. Dr. Ianelli serves as a Class III Director and his current term will expire at our 2024 annual meeting of stockholders. Dr. Ianelli was a co-founder of and served as Chief Executive Officer of Abkine Pharmaceuticals, Inc., a development stage biopharmaceutical company pioneering innovative approaches to treatment of inflammatory and autoimmune diseases based on disruption of interleukin-16 signaling and chemoattraction from November 2009 to December 2011. Prior to that, Dr. Ianelli served as a Managing Director at Leerink Swann (presently SVB Leerink), a leading healthcare and life science investment bank, where he managed the expansion and delivery of specialized research services and directed strategy to develop new healthcare data and information assets for the firm from August 2003 to March 2008. From 2000 to 2003, Dr. Ianelli was a co-founder and Managing Director of Boston Medical & Scientific Advisors LLC, a specialty healthcare investment research firm ultimately acquired by Leerink. Dr. Ianelli received his Bachelor of Science degree in Biological Sciences from University of Lowell and both his Ph.D. in Immunology and his M.D. from Tufts University. He completed his residency training, including a year as Chief Resident, in Pathology at Brigham & Women’s Hospital and Harvard Medical School.
Jill Mullan has been serving our Chief Operating Officer since August 2013, Secretary since November 2012, and director since October 2014. Ms. Mullan serves as a Class II Director and her current term will expire at our 2023 annual meeting of stockholders. Ms. Mullan joined the Company in 2010 as the Vice President of Marketing. She was a marketing/strategy consultant at AppNeta, a computer software company, from 2008 to 2010. From 2003 to 2008, she was a marketing and business strategy consultant to various technology based companies including EMC and Planon Software. From 2000 to 2003, Ms. Mullan was on the founding team and Director of Marketing at Storigen Systems, a provider of distributed storage networks, where she built and ran the company’s product marketing, communications, and public relations organization; developed the company’s brand identity and launched several successful products. She was also employed at Avid Technology from 1996 to 2000, as a Director of Product Marketing and Management with product responsibility for Avid’s editing product line. Prior to that, Ms. Mullan worked in product management and engineering roles at IBM, MIPS Computer Systems, and Hewlett Packard. Ms. Mullan formerly served as treasurer and board member of the Westford Education Foundation. She graduated with distinction from Cornell University with a Bachelor of Science in electrical engineering and received a Master of Business Administration from Stanford University with a focus on entrepreneurship and marketing.
Benjamin Bielak has been serving as our Chief Information Officer since June 2018. He served as the Chief Information Officer at GNS Healthcare, a leading casual machine learning product and services company, from January 2017 to May 2018 and as Director of Academic Technology at Harvard University, from February 2015 to January 2017. Prior to his work at GNS and Harvard, Mr. Bielak was the Chief Information Officer at Dovetail Health, a high-growth product and services company focused on reducing costs through pharmacy-focused interventions, from November 2006 to April 2014. He previously held roles as Manager of Development and Integration at Boston Medical Center and Senior Manager of Technology at Sapient, a global services company, from December 1997 to July 2005. Mr. Bielak holds a Master of Business Administration degree from Bentley University, where his studies focused on change management, and a master’s degree from Boston University in computer science. He maintains two certifications, the College of Healthcare Information Management Executives (CHIME) Certified Healthcare Chief Information Officer (CHCIO) and the Health Information Management System Society (HIMSS) Certified Professional in Healthcare Information and Management Systems (CPHIMS).
Tracy Curley has been serving as our Chief Financial Officer since August 2020 and as Treasurer since July 2021. She was a partner at CohnReznick LLP, a national accounting firm, from September 2017 to June 2020. During her time at CohnReznick, LLP, Ms. Curley led the creation and development of an emerging markets commercial audit practice for the firm in their Boston, MA office. Her practice focused on recruiting and providing audit services to private and public emerging growth companies in the technology and life sciences industries. From November 2014 to August 2017, she also served as a partner at Marcum LLP, a national accounting firm. Ms. Curley led the northeast regional high-tech practice for the firm. She focused on expanding the client base to provide a full range of accounting, tax and advisory services for private and public emerging growth companies in high tech industries such as technology, life sciences and advanced manufacturing. From March 2010 to October 2014, Ms. Curley served as a partner at Moody, Famiglietti & Andronico, LLP (“MFA”), a proactive consulting firm in the greater Boston, MA area with national and global reach. During her time at MFA, Ms. Curley led the creation and development of a public company audit practice focused on recruiting and providing audit services to public emerging growth companies. Ms. Curley serves as President and a board member of the North Shore Technology Council and as a board member of Project Green Schools. Ms. Curley received her Master of Accountancy and Bachelor of Science in Business Administration with a concentration in accounting from Kansas State University. She also attended the United States Military Academy. She is a certified public accountant licensed in the Commonwealth of Massachusetts.
Andrew L. Ross has been serving as our director since 2012. Mr. Ross serves as a Class I Director and his current term will expire at our 2022 annual meeting of stockholders. He has been an entrepreneur and investor for almost 50 years. He developed, financed, owned and managed through controlled entities over two dozen start-ups, real estate assets, including apartment units, hotels, a golf course, condominium projects, several office and retail commercial properties. Since 2010, Mr. Ross has focused on angel and early-stage investments primarily in biotech and collaborative consumption businesses. He has invested in and advised multiple early-stage enterprises as a seed, angel or A-round investor. Mr. Ross served as a director on the board of Q-State Holdings, Inc., from 2013 to February 2020. He currently serves as a director of RallyPoint Networks, Inc.
George “Bud” Scholl has been serving as our director since 2014. Mr. Scholl serves as a Class II Director and his current term will expire at our 2023 annual meeting of stockholders. He has been an entrepreneur for most of his professional life, primarily focused on purchasing and working out distressed assets across a variety of industries and asset types. He has developed and invested in financial, real estate, service and technology companies. Mr. Scholl currently serves as the President and Chief Executive Officer of OneBlood, which was formed in 2012 as a result of a merger he organized when he was Chairman and Chief Executive Officer of the Community Blood Centers of Florida, one of the three largest blood centers in the southeastern United States. Mr. Scholl currently serves on the boards of Secure Transfusion Services, Inc. where he chairs the audit committee, Prothya Biosolutions Belgium B.V. (formally Sanquin Plasma Products B.V.), headquartered in Brussels, Belgium, where he chairs the regulatory committee and OrSense Ltd. headquartered in Tel Aviv, Israel. He also served for four years on the board of HemaCare Corporation until it was acquired by Charles River Laboratories in January 2020. Until September 2021, Mr. Scholl served as the Mayor of the City of Sunny Isles Beach, Florida, where he was elected in 2014 after serving as City Commissioner for 7 years. Mr. Scholl is a graduate of the University of Florida and holds an engineering degree in computer science.
Steven Gullans has served as our director since October 2020. Dr. Gullans serves as a Class I Director and his current term will expire at our 2023 annual meeting of stockholders. From May 2018 to December 2019, he served as President and Chief Executive Officer and Director of Gemphire Therapeutics, until it was acquired by NeuroBo Pharmaceuticals. While at Gemphire, he oversaw activities related to clinical trials, manufacturing, finances, business development, R&D and intellectual property. Prior to Gemphire, he was Managing Director at Excel Venture Management, LLC (“Excel”), a Boston-based venture capital firm which he co-founded, from March 2008 to May 2018. At Excel, he focused on investing in life science technology companies with a particular interest in disruptive platforms that can impact multiple industries. Prior to Excel, Dr. Gullans co-founded RxGen, Inc., a pharmaceutical services company, where he also served as Chief Executive Officer and a director from February 2004 to February 2008. Prior to that, he was the Chief Scientific Officer of US Genomics, Inc., a company that developed technology to analyze DNA for pathogen detection, from November 2002 to January 2004. Dr. Gullans currently serves as a director at Orionis Biosciences, Atentiv Health, Navigation Sciences, and Alexis Bio. He was previously a board member of Activate Networks, Inc. which was acquired by Decision Resource Group, nanoMR Inc., which was acquired by DNA Electronics Ltd, Tetraphase Pharmaceuticals, Inc. which went public in 2013, and Molecular Templates, Inc. which was merged into a public entity in 2017, BioTrove which was acquired by Agilent, and NeuroBo Pharmaceuticals. Dr. Gullans was a faculty member at Harvard Medical School and Brigham and Women’s Hospital for almost 20 years. Dr. Gullans holds a B.S. from Union College and a Ph.D. from Duke University.
John L. Brooks III has been serving as our director since June 2021. Mr. Brooks serves as a Class II Director and his current term will expire at our 2023 annual meeting of stockholders. He currently serves as a director of Hemoshear Therapeutics since November 2008, Noxilizer since March 2009, Hygieia since June 2016 and Atentiv since March 2020. He served as the chairman of Thermalin, Inc. from January 2009 to December 2021. Mr. Brooks is the President of the NTT division of L-Nutra Inc., a company focused on nutrition and fasting mimicking technologies since March 2021. In January 2012, Mr. Brooks founded Ammonett Pharma and continues to serve on its board of directors since then. He has also served as the managing director of Healthcare Capital LLC since February 2007. Previously, Mr. Brooks served as the Chief Executive Officer, President and a director of NeuroBo Pharmaceuticals, Inc. from March 2018 to December 2019 and as the chairman of Cellnovo, Ltd. from 2012 to December 2019. Mr. Brooks is also involved with several non- profit organizations. He currently serves as the Chief Executive Officer and President of Worldwide Network for Innovation in Clinical Education and Research (WNICER) since January 2019 and serves as a director of T1D Exchange since March 2020, the ADA New England Chapter since January 2015, Population Health Alliance since January 2014, and the University of Massachusetts Amherst Foundation since January 2012. He also chairs the College Diabetes Network since January 2011. Mr. Brooks received his BBA and MSBA in Accounting from the University of Massachusetts Amherst.
Margaret H. Lawrence has been serving as our director since June 2021. Ms. Lawrence serves as a Class III Director and her current term will expire at our 2024 annual meeting of stockholders. Ms. Lawrence is an experienced, entrepreneurial executive with over a decade’s experience in finance roles and as a venture capital investor in the software industry. She has spent the last decade in general management leadership roles at high growth technology companies. She currently serves as a Vice President of Wayfair Professional and Perigold where she leads a large team with a full range of disciplines, including business strategy, customer experience, sales effectiveness, brand development, technology, and merchandising strategy since November 2016. Prior to joining Wayfair, Ms. Lawrence was Chief Services Officer at Motus, a SaaS-based expense reimbursement company, in 2016. She previously worked at Google from 2011 to 2015, as the Chief of Staff for Google’s Small and Medium Business organization for the Americas, running strategy and operations for the region. Prior to Google, Ms. Lawrence was a Partner at Pilot House Ventures, a Boston-based early stage venture capital firm. She led the investment process for and held board seats at a number of early stage technology companies. Over the last 15 years, Ms. Lawrence has held several board positions as part of her community engagement as well as her venture capital career. Ms. Lawrence received her BA in economics from Williams College and an MBA from Harvard Business School. She also serves on the Board of Directors of Polyconcept, a promotional products company.
Family Relationships
There are no family relationships among any of our executive officers or directors.
Composition of our Board of Directors
Our Board of Directors currently consists of seven directors. Our Certificate of Incorporation and Bylaws, provide that our Board of Directors can consist of any number of directors as voted on and approved by the Board of Directors. Our Bylaws provide that our Board of Directors can consist of no less than three (3) and no more than nine (9) directors. Our Bylaws also provide that our Board of Directors is divided into three classes, designated as Class I, Class II and Class III directors, with only one class of directors being elected in each year and each class (except for those directors appointed prior to this Annual Meeting serving a three-year term), with such Classified Board being subject to the approval of our stockholders, at this Annual Meeting of a correction to a defective corporate act in which we failed to have our stockholders approve the Bylaws in which the Classified Board was created. The term of office of the Class I directors, consisting of Mr. Ross and Dr. Gullans, will expire at this Annual Meeting. The term of office of the Class II directors, consisting of Messrs. Brooks and Scholl and Ms. Mullan, will expire at our 2023 annual meeting of stockholders. The term of office of the Class III directors, consisting of Dr. Ianelli and Ms. Lawrence, will expire at our 2024 annual meeting of stockholders. When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Director Qualifications
Christopher Ianelli – The Board believes that Dr. Ianelli is well-qualified to serve on the Board due to his extensive experience in operations of biopharmaceutical companies and his expertise in medicine, healthcare and life science.
Jill Mullan – The Board believes that Ms. Mullan is well-qualified to serve on the Board due to her extensive experience in operations, strategy, marketing, product, and business development in technology-based companies.
Andrew L. Ross – The Board believes that Mr. Ross is well-qualified to serve on the Board due to his extensive experience in investment.
George “Bud” Scholl – The Board believes that Mr. Scholl is well-qualified to serve on the Board due to his extensive experience in investment.
Steven Gullans – The Board believes that Dr. Gullans is well-qualified to serve on the Board due to his extensive experience in biopharmaceutical industries and his expertise in medical and pharmaceutical research.
John L. Brooks III – The Board believes Mr. Brooks is well-qualified to serve on the Board due to his expertise in healthcare and life sciences.
Margaret H. Lawrence – The Board believes that Ms. Lawrence is well-qualified to serve on the Board due to her extensive experience in business strategy and operations, including relevant experience with online marketplaces.
Board Diversity Matrix
The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our Directors.

Board Diversity Matrix (as of March 1, 2022)
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Directors (7 total)	5	2	-	-
Part II: Demographic Background	Male	Female	Non-Binary	Did Not Disclose Gender
African American or Black	-	-	-	-
Alaskan Native or American Indian	-	-	-	-
Asian	-	-	-	-
Hispanic, Latino or Latina	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	5	2	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Undisclosed	-
Director Independence
As our common stock is listed on the Nasdaq Capital Market, our determination of the independence of directors is made using the definition of “independent director” contained in Nasdaq Listing Rule 5605(a)(2). Our Board of Directors has affirmatively determined that each of Dr. Gullans, Mr. Brooks, Ms. Lawrence and Mr. Scholl are “independent directors,” as that term is defined in the Nasdaq rules. Under the Nasdaq rules, our Board must be composed of a majority of “independent directors.” Additionally, subject to certain limited exceptions, our Board’s audit, compensation, and nominating and corporate governance committees also must be composed of all independent directors.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his capacity as a member of our audit committee, our board of directors, or any other committee of our board of directors: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Board Leadership Structure and Board’s Role in Risk Oversight
Andrew L. Ross is our Chairman of the Board. The Chairman has authority, among other things, to preside over and set the agenda for Board meetings. Accordingly, the Chairman has substantial ability to shape the work of our Board. We believe that the presence of four independent members of our Board ensures appropriate oversight by the Board of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, the Board holds executive sessions in which only independent directors are present.
Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization.

Our audit committee oversees management of financial risks; our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board regularly reviews plans, results and potential risks related to our product offerings, growth, and strategies. Our compensation committee oversees risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on our company.
Committees of the Board of Directors
Our board of directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the board of directors and standing committees. We will have a standing audit committee, compensation committee, and nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of the board of directors when necessary to address specific issues.
Audit Committee
We have established an audit committee of the Board of Directors. Dr. Gullans, Mr. Brooks and Ms. Lawrence serve as members of our audit committee. Mr. Brooks chairs the audit committee. Each member of the audit committee is financially literate, and our board of directors has determined that Mr. Brooks qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise. The audit committee met three times during fiscal year 2021.
We have adopted an audit committee charter that is available to stockholders on the Corporation’s website at https://investors.ispecimen.com/governance-documents, which details the principal functions of the audit committee, including:
➢
reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

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discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

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discussing with management major risk assessment and risk management policies;

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monitoring the independence of the independent auditor;

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verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

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reviewing and approving all related-party transactions;

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inquiring and discussing with management our compliance with applicable laws and regulations;

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pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

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appointing or replacing the independent auditor;

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determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

➢
approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Board of Directors reviews the Nasdaq listing standards definition of independence for audit committee members on an annual basis and has determined that all current members of our audit committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards).

The Board of Directors has also determined that Mr. Brooks qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Brooks’ level of knowledge and experience based on a number of factors, including his formal education and experience.
Compensation Committee
We have established a compensation committee of the Board of Directors. Messrs. Brooks and Scholl and Dr. Gullans serve as members of our compensation committee. Dr. Gullans chairs the compensation committee.
We have adopted a compensation committee charter that is available to stockholders on the Corporation’s website at https://investors.ispecimen.com/governance-documents, which details the principal functions of the compensation committee, including:
➢
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

➢
reviewing and approving the compensation of all our other executive officers;

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reviewing our executive compensation policies and plans;

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implementing and administering our incentive compensation equity-based remuneration plans;

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assisting management in complying with our proxy statement and annual report disclosure requirements;

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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

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if required, producing a report on executive compensation to be included in our annual proxy statement; and

➢
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination. The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the Securities and Exchange Commission (the ‘‘SEC’’).
Nominating and Corporate Governance Committee
We have established a nominating and corporate governance committee of the Board of Directors. Mr. Scholl and Ms. Lawrence serve as members of our nominating and corporate governance committee. Mr. Scholl chairs the nominating and corporate governance committee.
We have adopted a nominating and corporate governance committee charter that is available to stockholders on the Corporation’s website at https://investors.ispecimen.com/governance-documents, which provides that persons to be nominated:
➢
should have demonstrated notable or significant achievements in business, education or public service;

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should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

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should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating and corporate governance committee will consider several qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board of Directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.
Board and Board Committee Meetings and Attendance
During fiscal 2021, our Board of Directors met 47 times, the audit committee met three times, and both the compensation committee and the nominating and corporate governance committee did not have any meetings. In fiscal 2021, four of our directors attended at least 94% of the meetings of the Board and committees on which he or she served as a member. Mr. Scholl, Mr. Brooks and Ms. Lawrence attended fewer than 75% of the aggregate of: (i) The total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) The total number of meetings held by all committees of the board on which he served (during the periods that he or she served).
Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. The Chair of the Board presides at each of these meetings and, in his absence, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or compensation committee. See the section titled “Certain Relationships and Related Transactions, and Director Independence” for information about related party transactions involving members of our compensation committee or their affiliates.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is available on our website at https:// investors.ispecimen.com/governance-documents. In addition, we post on our website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code. The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

Communications with the Board
Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, iSpecimen Inc., 450 Bedford Street, Lexington, MA 02420. The Secretary will forward the communication to the appropriate director or directors as appropriate.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act, requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.
To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 and any amendments thereto filed with the SEC and stockholder reports from our transfer agent and written representations that no other reports were required, during the fiscal year ended December 31, 2021 our officers, directors and 10% or more stockholders complied with all Section 16(a) filing requirements applicable to them except that: (i) Dr. Ianelli filed a Form 5 on February 14, 2022 to report a delinquent Form 4 filing with respect to one transaction occurring on July 30, 2021; (ii) Ms. Mullan filed a Form 5 on February 14, 2022 to report a delinquent Form 4 filing with respect to one transaction occurring on July 30, 2021; (iii) Ms. Curley filed a Form 5 on February 14, 2022 to report a delinquent Form 4 filing with respect to one transaction occurring on July 30, 2021; (iv) Mr. Bielak filed a Form 5 on February 14, 2022 to report delinquent Form 4 filings with respect to six transaction occurring between June 16, 2021 and November 30, 2021; (v) Dr. Gullans filed a Form 5 on February 14, 2022 to report a delinquent Form 4 filing with respect to two transactions occurring on July 30, 2021; (vi) Mr. Brooks filed a Form 5 on February 14, 2022 to report a delinquent Form 4 filing with respect to two transactions occurring on July 30, 2021; (vii) Mr. Scholl filed a Form 5 on February 14, 2022 to report a delinquent Form 4 filing with respect to two transactions occurring on July 30, 2021; (viii) Ms. Lawrence filed a Form 5 on February 14, 2022 to report a delinquent Form 4 filing with respect to two transactions occurring on July 30, 2021; and (ix) Mr. Ross filed a Form 4s late, representing nine transactions occurring between June 16, 2021 and November 16, 2021 not reported on a timely basis.

EXECUTIVE COMPENSATION
The following discussion of compensation arrangements should be read with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the programs summarized in this discussion.
The discussion below includes a review of our compensation decisions with respect to fiscal years 2021 and 2020 for our “named executive officers,” or NEOs, namely our principal executive officer and our three other most highly compensated executive officers. Our NEOs for fiscal years 2021 and 2020 were:
➢
Christopher Ianelli, Chief Executive, President and Director

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Jill Mullan, Chief Operating Officer, and Secretary

➢
Benjamin Bielak, Chief Information Officer

➢
Tracy Curley, Chief Financial Officer and Treasurer

In 2021 and 2020, we compensated our NEOs through base salary, as described below. Our officers are also eligible for the standard benefits programs we offer all employees.
Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for fiscal years 2021 and 2020.
		Salary	Bonus	awards	awards	compensation	earnings	compensation	Total
Name and Principal Pos	Year	($)	($)	($)	($)	($)	($)	($)	($)
Christopher Ianelli(1)	2021	$300,000	$140,000	$330,213	$-	$-	$-	$-	$770,213
Chief Executive, President and Director	2020	$250,000	-	-	-	-	-	-	$250,000
Jill Mullan,(2)	2021	$277,500	$113,750	$330,213	-	-	-	-	$721,463
Chief Operating Officer, Secretary and Director	2020	$230,000	-	-	-	-	-	-	$230,000
Benjamin Bielak(3)	2021	$250,000	$84,000	$300,193	-	-	-	-	$634,193
Chief Information Officer and Treasurer	2020	$220,000	-	-	-	-	-	-	$220,000
Tracy Curley(4)	2021	$282,999	$84,000	$240,153	-	-	-	-	$607,152
Chief Financial Officer	2020	$105,600	-	-	-	-	-	-	$105,600

(1)
Christopher Ianelli has been serving as our Chief Executive Officer, President, and director since founding iSpecimen in July 2009.

(2)
Jill Mullan has been serving our Chief Operating Officer since August 2013, Secretary since November 2012, and director since October 2014.

(3)
Benjamin Bielak has been serving as our Chief Information Officer since June 2018.

(4)
Tracy Curley has been serving as our Chief Financial Officer since August 2020 and Treasurer since July 2021.

Employment Agreements
We have entered into one-year employment agreements with each of our Chief Executive Officer, Chief Operating Officer, Chief Information Officer, and Chief Financial Officer.
Christopher Ianelli
We entered into an employment agreement with Dr. Ianelli, effective as of June 21, 2021. Prior to entering into this employment agreement, Dr. Ianelli served as our Chief Executive Officer. Under the terms of the employment agreement, Dr. Ianelli continues to serve as our Chief Executive Officer. He is entitled to receive an annual salary of $350,000, in addition to benefits available to similarly-situated employees.
For 2021, Dr. Ianelli was entitled to a Target Bonus of Forty Percent (40%) of Base Salary. Fifty percent of this bonus, or $70,000, was earnable upon the closing of our initial public offering (“IPO”), which occurred in

June 2021; 25% was earnable upon the Company’s attainment of $13.5 million in gross revenue with a cost of revenue of less than or equal to 50% during calendar year 2021; and the final 25% will be earnable if the average daily closing price of the Company’s Common Stock is at or above $10.00 (1.25 times the $8.00 per share offering price of the Company’s Common Stock at the IPO) during the 30 consecutive day period immediately following the 10-month anniversary of the closing of the Company’s IPO (i.e., beginning April 21, 2022). In addition to any Target Bonus, Dr. Ianelli was also eligible for a bonus payout of $70,000 for the closing of the IPO (the “IPO Closing Bonus”). In 2021, the Company closed its IPO and Dr. Ianelli received payouts of $70,000 of the Target Bonus and $70,000 for the IPO Closing Bonus. No other cash bonuses were earned or paid.
At the closing of our IPO, Dr. Ianelli also received a grant of restricted stock units and performance share units with an aggregate value upon grant equal to approximately $597,000 (0.275 times 3.75% of our pre-money valuation plus the net proceeds from our IPO).
If we terminate the employment agreement for just cause or if Dr. Ianelli terminates the employment agreement by giving 30 days’ advance notice (other than for good reason), Dr. Ianelli shall be entitled to (i) earned but unpaid salary and earned but unpaid bonus through the termination date, (ii) COBRA benefits for up to the applicable statutory period, and (iii) other payments which may be required by law. If Dr. Ianelli terminates the employment agreement for good reason, we terminate the employment agreement in the absence of just cause, or we do not renew the employment agreement, Dr. Ianelli is entitled to severance of 12 months in addition to the above compensation.
The employment agreement also contains customary noncompetition and non-solicitation covenants, provisions regarding the protection of confidential information and commitments to assign to us any inventions developed during the employment.
Jill Mullan
We entered into an employment agreement with Ms. Mullan, effective as of June 21, 2021. Prior to entering into this employment agreement, Ms. Mullan served as our Chief Operating Officer. Under the terms of the employment agreement, Ms. Mullan continues to serve as our Chief Operating Officer. She is entitled to receive an annual salary of $325,000, in addition to benefits available to similarly-situated employees.
For 2021, Ms. Mullan was entitled to a Target Bonus of Thirty Percent (35%) of Base Salary. Fifty percent of this bonus, or $56,875, was earnable upon the closing of our IPO, which occurred in June 2021; 25% was earnable upon the Company’s attainment of $13.5 million in gross revenue with a cost of revenue of less than or equal to 50% during calendar year 2021; and the final 25% will be earnable if the average daily closing price of the Company’s Common Stock is at or above $10.00 (1.25 times the $8.00 per share offering price of the Company’s Common Stock at the IPO) during the 30 consecutive day period immediately following the 10-month anniversary of the closing of the Company’s IPO (i.e., beginning April 21, 2022). In addition to any Target Bonus, Ms. Mullan was also eligible for an IPO Closing Bonus payout of $56,875. In 2021, the Company closed its IPO and Ms. Mullan received payouts of $56,875 of the Target Bonus and $56,875 for the IPO Closing Bonus. No other cash bonuses were earned or paid.
At the closing of our IPO, Ms. Mullan also received a grant of restricted stock units and performance share units with an aggregate value upon grant of $597,000 (equal to 0.275 times 3.75% of our pre-money valuation plus the net proceeds from our IPO).
If we terminate the employment agreement for just cause or if Ms. Mullan terminates the employment agreement by giving 30 days advance notice (other than for good reason), Ms. Mullan shall be entitled to (i) earned but unpaid salary and earned but unpaid bonus through the termination date, (ii) COBRA benefits for up to the applicable statutory period, and (iii) other payments which may be required by law. If Ms. Mullan terminates the employment agreement for good reason, we terminate the employment agreement in the absence of just cause, or we do not renew the employment agreement, Ms. Mullan is entitled to severance of 12 months in addition to the above compensation.
The employment agreement also contains customary noncompetition and non-solicitation covenants, provisions regarding the protection of confidential information and commitments to assign to us any inventions developed during the employment.

Benjamin Bielak
We entered into an employment agreement with Mr. Bielak, effective as of June 21, 2021. Prior to entering into this employment agreement, Mr. Bielak served as our Chief Information Officer. Under the terms of the employment agreement, Mr. Bielak continues to serve as our Chief Information Officer. He is entitled to receive an annual salary of $280,000, in addition to benefits available to similarly situated employees.
For 2021, Mr. Bielak was entitled to a Target Bonus of Thirty Percent (30%) of Base Salary. Fifty percent of this bonus, or $42,000, was earnable upon the closing of our IPO, which occurred in June 2021; 25% was earnable upon the Company’s attainment of $13.5 million in gross revenue with a cost of revenue of less than or equal to 50% during calendar year 2021; and the final 25% will be earnable as Special Incentives if the average daily closing price of the Company’s Common Stock is at or above $10.00 (1.25 times the $8.00 per share offering price of the Company’s Common Stock at the IPO) during the 30 consecutive day period immediately following the 10-month anniversary of the closing of the Company’s IPO (i.e., beginning April 21, 2022). In addition to any Target Bonus, Mr. Bielak was also eligible for an IPO Closing Bonus payout of $42,000. In 2021, the Company closed its IPO and Mr. Bielak received payouts of $42,000 of the Target Bonus and $42,000 for the IPO Closing Bonus. No other cash bonuses were earned or paid.
At the closing of our IPO, Mr. Bielak also received a grant of restricted stock units and performance share units with an aggregate value upon grant of a $543,000 (equal to 0.25 times 3.75% of our pre-money valuation plus the net proceeds from our IPO).
If we terminate the employment agreement for just cause or if Mr. Bielak terminates the employment agreement by giving 30 days’ advance notice (other than for good reason), Mr. Bielak shall be entitled to (i) earned but unpaid salary and earned but unpaid bonus through the termination date, (ii) COBRA benefits for up to the applicable statutory period, and (iii) other payments which may be required by law. If Mr. Bielak terminates the employment agreement for good reason, we terminate the employment agreement in the absence of just cause, or we do not renew the employment agreement, Mr. Bielak is entitled to severance of 6 months in addition to the above compensation.
The employment agreement also contains customary noncompetition and non-solicitation covenants, provisions regarding the protection of confidential information and commitments to assign to us any inventions developed during the employment.
Tracy Curley
We entered into an employment agreement with Ms. Curley, effective as of June 21, 2021. Prior to entering into this employment agreement, Ms. Curley served as our Chief Financial Officer. Under the terms of the employment agreement, Ms. Curley continues to serve as our Chief Financial Officer. She is entitled to receive an annual salary of $280,000, in addition to benefits available to similarly situated employees.
For 2021, Ms. Curley was entitled to a Target Bonus of Thirty Percent (30%) of Base Salary. Fifty percent of this bonus, or $42,000, was earnable upon the closing of our IPO, which occurred in June 2021; 25% was earnable upon the Company’s attainment of $13.5 million in gross revenue with a cost of revenue of less than or equal to 50% during calendar year 2021; and the final 25% will be earnable if the average daily closing price of the Company’s Common Stock is at or above $10.00 (1.25 times the $8.00 per share offering price of the Company’s Common Stock at the IPO) during the 30 consecutive day period immediately following the 10-month anniversary of the closing of the Company’s IPO (i.e., beginning April 21, 2022). In addition to any Target Bonus, Ms. Curley was also eligible for an IPO Closing Bonus of $42,000. In 2021, the Company closed its IPO and Ms. Curley received payouts of $42,000 of the Target Bonus and $42,000 for the IPO Closing Bonus. No other cash bonuses were earned or paid.
At the closing of our IPO, Ms. Curley also received a grant of restricted stock units and performance share units with an aggregate value upon grant of approximately $434,000 (equal to 0.20 times 3.75% of our pre-money valuation plus the net proceeds of from our IPO).
If we terminate the employment agreement for just cause or if Ms. Curley terminates the employment agreement by giving 30 days’ advance notice (other than for good reason), Ms. Curley shall be entitled to

(i) earned but unpaid salary and earned but unpaid bonus through the termination date, (ii) COBRA benefits for up to the applicable statutory period, and (iii) other payments which may be required by law. If Ms. Curley terminates the employment agreement for good reason, we terminate the employment agreement in the absence of just cause, or we do not renew the employment agreement, Ms. Curley is entitled to severance of 6 months in addition to the above compensation. The employment agreement also contains customary noncompetition and non-solicitation covenants, provisions regarding the protection of confidential information and commitments to assign to us any inventions developed during the employment.
Indemnification Agreements
We have entered into indemnification agreements with our directors and executive officers that require us to indemnify them against expenses, judgments, fines, settlements and other amounts that any such person becomes legally obligated to pay (including with respect to a derivative action) in connection with any proceeding, whether actual or threatened, to which such person may be made a party by reason of the fact that such person is or was a director or officer of us or any of our affiliates, provided such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, our best interests. We maintain a directors’ and officers’ liability insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding all outstanding stock options and restricted stock held by each of our named executive officers as of December 31, 2021:
	Option awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards ; Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned share, units or other rights that have not vested (#)	Equity incentive plan awards : Market or pay our value of unearned shares, units or other rights that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Christopher Ianelli	4,508	—	—	$1.02	31-Jan-29	41,667	$264,169	—	—
Christopher Ianelli	48,106	—	—	$1.02	12-Jul-29	—		—	—
Jill Mullan	19,296	—	—	$1.08	29-Jun-26	41,667	$264,169	—	—
Jill Mullan	4,508	—	—	$1.02	31-Jan-29	—		—	—
Jill Mullan	65,792	—	—	$1.02	12-Jul-29	—		—	—
Benjamin Bielak	20,513	2,931	—	$1.56	14-Jun-28	37,879	$240,153	—	—
Benjamin Bielak	4,508	—	—	$1.02	31-Jan-29	—		—	—
Tracy Curley	—	—	—	—	—	30,304	$192,127	—	—
Changes in Control
There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Compensation Committee Report Sessions
The compensation committee of the Board is currently comprised of Dr. Gullans and Messrs. Brooks and Scholl, each of whom the Board has determined to be independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Corporation specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.
The compensation committee has reviewed and discussed with management the disclosure regarding executive compensation contained in this proxy statement for the Annual Meeting. Based on the review and discussions, the compensation committee recommended to the Board that such disclosure be included in this proxy statement.
This Compensation Report has been furnished by the Compensation Committee of the Board.
Dr. Steven Gullans (Chair of the compensation committee)
Mr. John Brooks
Mr. George “Bud” Scholl

DIRECTOR COMPENSATION
Non-Employee Director Compensation
The following table sets forth information regarding the total compensation paid to our current non-employee directors during 2021 and 2020 for their service on our Board. Our directors who are employed by us do not receive any additional compensation for serving on our Board.
Name	Fees earned or paid in cash ($)	Stock awards ($)		Options awards ($)(6)		Non-equity incentive plan compensation ($)	Non qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)		(d)		(e)	(f)	(g)	(h)
Andrew Ross(1) Chairman of the Board	$10,493	$15,700	(7)	$52,288	(12)	-	-	-	$78,481
Bud Scholl (2) Director	$10,493	$15,700	(8)	$52,288	(13)	-	-	-	$78,481
Steven Gullans(3) Director	$22,932	$15,700	(9)	$52,288	(14)	-	-	-	$90,920
Magaret Lawrence(4) Director	$10,493	$15,700	(10)	$52,288	(15)	-	-	-	$78,481
John Brooks(5) Director	$10,493	$15,700	(11)	$52,288	(16)	-	-	-	$78,481

(1)
Andrew L. Ross has been serving as our director since January 2012.

(2)
George “Bud” Scholl has been serving as our director since February 2014.

(3)
Steven Gullans has been serving as our director since October 2020.

(4)
Margaret H. Lawrence has been serving as our director since June 2021.

(5)
John L. Brooks III has been serving as our director since June 2021.

(6)
The amounts reported in the “Option awards” column reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See [Note 10] to our audited financial statements for the fiscal years ended December 31, 2021 and 2020.

(7)
The aggregate number of Restricted Stock Units (RSUs) awarded in 2021 was 2,500, and the aggregate number of RSUs outstanding at December 31, 2021 was 1,250.

(8)
The aggregate number of RSUs awarded in 2021 was 2,500, and the aggregate number of RSUs outstanding at December 31, 2021 was 1,250.

(9)
The aggregate number of RSUs awarded in 2021 was 2,500, and the aggregate number of RSUs outstanding at December 31, 2021 was 1,250.

(10)
The aggregate number of RSUs awarded in 2021 was 2,500, and the aggregate number of RSUs outstanding at December 31, 2021 was 1,250.

(11)
The aggregate number of RSUs awarded in 2021 was 2,500, and the aggregate number of RSUs outstanding at December 31, 2021 was 1,250.

(12)
The aggregate number of stock options outstanding at December 31, 2021 was 13,525.

(13)
The aggregate number of stock options outstanding at December 31, 2021 was 13,525.

(14)
The aggregate number of stock options outstanding at December 31, 2021 was 13,525 and of this amount, 6,762 options are exercisable within 60 days of March 28, 2022.

(15)
The aggregate number of stock options outstanding at December 31, 2021 was 13,525

(16)
The aggregate number of stock options outstanding at December 31, 2021 was 13,525.

On July 30, 2021, our Board of Directors adopted and approved a director compensation policy, which provides to each of the non-employee directors (i) an annual retainer of $20,000, payable quarterly, (ii) equity compensations (including NSOs with a vesting schedule of three year to purchase 13,525 shares of common stock at the fair market value and annual restricted stock units (“RSUs”) and will vest in four equal quarterly tranches) under the 2021 Plan, and (iii) travel expense reimbursement.
Equity Incentive Plans
Our Board has adopted, and our stockholders have approved, the iSpecimen Inc. 2010 Stock Incentive Plan, the iSpecimen Inc. 2013 Stock Incentive Plan and the 2021 Plan. The number of shares issued, number of shares reserved for issuance, number of shares underlying outstanding stock options and number of shares remaining available for future issuance under each plan, as of December 31, 2021, are as follows. The 2021 Plan was adopted in 2021.
Plan	Number of Shares Issued	Number of Shares Reserved for Issuance	Number of Shares underlying Outstanding Options, Restricted Stock Units or Warrants	Number of Shares Remaining Available for Future Issuance
2010 Stock Incentive Plan	156,615	270,513	113,898	—
2013 Stock Incentive Plan	65,235	309,029	137,949	105,845
Amended and Restated 2021 Stock Incentive Plan	44,126	608,000	337,710	226,164
2010 Stock Incentive Plan
The 2010 Stock Incentive Plan, was a 10-year plan and expired on June 27, 2020. It was adopted on June 28, 2010 to enhance our ability to attract, retain and motivate employees, officers, directors, consultants and advisors by providing such persons with equity ownership opportunities and performance-based incentives. The 2010 Stock Incentive Plan authorized options, restricted stock, restricted stock units and other stock based awards. Our Board of Directors, or any committee to which the Board of Directors delegates such authority, had the sole discretion in administering, interpreting, amending or accelerating the 2010 Stock Incentive Plan. Awards could be made under the 2010 Stock Incentive Plan for up to 270,513 shares of our common stock. The shares of common stock underlying any unexercised award were again available for the grant of awards under the 2010 Stock Incentive Plan, subject to the limitations of any applicable law.
Participants of the 2010 Stock Incentive Plan were granted options to purchase common stock and the determined terms of such options (including number of shares of common stock to be covered by each option, the exercise price and the conditions and limitations of each option) were at the discretion of the Corporation. Incentive stock options were granted to employees pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), at an exercise price not less than 100% of the fair market value of the common stock on the date of grant.
In addition, restricted stock or restricted stock units granting the right to receive shares of common stock when such award vests under the 2010 Stock Incentive Plan, subject to our right to repurchase all or part of such shares were granted. Our Board of Directors determined the terms and conditions of such restricted stock awards, including the conditions for vesting and repurchase (or forfeiture) and the issue price. Participants holding shares of restricted stock are entitled to all ordinary cash dividends paid with respect to such shares unless otherwise determined by our Board of Directors.
The 2010 Stock Incentive Plan also provided for substitute awards (the “2010 Substitute Awards”), which could be issued in connection with a merger and acquisition. The 2010 Substitution Awards could have been used to substitute any options or other stock or stock-based awards granted by any merged or acquired entity or its affiliate on such terms as our Board of Directors deems appropriate. No such substitutes were made. In the event of any stock split, reverse stock split, reclassification of shares, spin-off or similar change in capitalization or any dividend or distribution other than an ordinary cash dividend, the number and class of securities, the Corporation as determined by our Board of Directors, or in the event of a reorganization, merger liquidation or similar transaction, the Board of Directors had the discretion to provide that awards are assumed, substituted, terminated immediately prior to the consummation of such event, declare them exercisable or provide cash consideration for such award. No such events occurred.

2013 Stock Incentive Plan
The 2013 Stock Incentive Plan was adopted by our Board of Directors and approved by our stockholders on April 12, 2013 to enhance our ability to attract, retain and motivate employees, officers, directors, consultants and advisors by providing such persons with equity ownership opportunities and performance-based incentives. The 2013 Stock Incentive Plan similarly authorizes options, restricted stock, restricted stock units and other stock-based awards and grants our Board of Directors, or any committee to which the Board of Directors delegates such authority, the sole discretion in administering, interpreting, amending or accelerating the 2013 Stock Incentive Plan. Further, our Board of Directors may delegate to one or more officers of the Corporation the power to grant awards and exercise such other powers under the 2013 Stock Incentive Plan as the Board of Directors may determine, provided, that the maximum number of awards to be granted and the maximum number of shares issuable to any one participant by such officer or officers are fixed by the Board of Directors. No officer may designate himself or herself as a recipient of any such awards.
Awards may be made under the 2013 Stock Incentive Plan for up to 309,029 shares of our common stock. The shares of common stock underlying any unexercised award shall again be available for the grant of awards under the 2013 Stock Incentive Plan, subject to any limitations under the Code. No participant may be granted awards, over the ten-year term of the 2013 Stock Incentive Plan, equating to more than an aggregate of 50% of the shares of common stock available under the 2013 Stock Incentive Plan.
Our Board of Directors may grant participants of the 2013 Stock Incentive Plan options to purchase our common stock and determine the terms of such options (including the number of shares of common stock to be covered by each option, the exercise price of each option and the conditions and limitations applicable to the exercise of each option). Incentive stock options and nonqualified stock options to purchase common stock may also be awarded under the 2013 Stock Incentive Plan. Any incentive stock options that, in the aggregate, become exercisable for the first time in any one calendar year for shares of common stock with an aggregate fair market value of more than $100,000 are deemed to be nonstatutory or nonqualified stock options. These options may not be granted at less than the fair market value of our common stock (or 110% of the fair market value if an incentive stock option is granted to any stockholder who owns beneficially more than 10% of the voting power of all classes of the issued and outstanding stock).
Our Board of Directors may also grant shares of restricted stock or restricted stock units. Participants holding shares of restricted stock are entitled to all ordinary cash dividends paid with respect to such shares unless otherwise provided by our Board of Directors. Further, within 120 days of the termination of a participant’s employment, for any reason, the Corporation may purchase any shares of unvested restricted stock awards at the lower of the original purchase or issue price to the participant, or the fair market value.
In addition, other stock-based awards including stock appreciation rights, bonus stock, phantom stock awards and stock units may be issued, entitling recipients to receive shares of common stock to be delivered in the future. Such other stock-based awards may be available as a form of payment in the settlement of other awards granted under the 2013 Stock Incentive Plan or as payment in lieu of compensation to which a participant is otherwise entitled. The 2013 Stock Incentive Plan also provides for substitute awards (the “2013 Substitute Awards”), which may be issued in connection with a merger or acquisition. The 2013 Substitution Awards may substitute any options or other stock or stock-based awards granted by any merged or acquired entity or its affiliate on such terms as our Board of Directors deems appropriate.
In the event of any stock split, reverse stock split, reclassification of shares, spin-off or similar change in capitalization or any dividend or distribution other than an ordinary cash dividend, the number and class of securities, exercise price per share and the terms of each outstanding award are to be adjusted equitably by the Corporation as determined by our Board of Directors. In the event of a reorganization, merger liquidation or similar transaction, the Board of Directors as the discretion to provide that awards are assumed, substituted, terminated immediately prior to the consummation of such event, declare them exercisable or provide cash consideration for such award.
We have the right to repurchase awards in the event a participant is terminated or leaves the Corporation, regardless of the reason or cause.

Repricing of Stock Options
In September 2020, our Board of Directors approved the repricing of all outstanding stock options to purchase an aggregate of 253,349 shares of common stock at an exercise price of $1.00 per share.
Amended and Restated 2021 Stock Incentive Plan
On June 16, 2021, our Board of Directors and stockholders approved the 2021 Plan. The following is summary of the principal features of the 2021 Plan.
The purpose of the 2021 Plan is to enable us to offer our employees, officers, directors and consultants whose past, present and/or potential future contributions to us have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in our Company. The various types of incentive awards that may be provided under the plan are intended to enable our Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.
The 2021 Plan grants our Board of Directors, or any committee to which the Board of Directors delegates such authority the sole discretion in administering, interpreting, amending or accelerating the 2021 Plan. The committee is comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Exchange Act. Subject to the provisions of the 2021 Plan, the committee will determine, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.
There is 608,000 shares of common stock available for issuance, which is approximately 10% of the issued and outstanding shares of our common stock under the 2021 Plan plus an annual increase on each anniversary of the 2021 Plan so that the aggregate amount of shares of common stock reserved under the 2021 Plan equals 5% of the total issued and outstanding number of our common stock as of such anniversary (or such lesser number as may be determined by the Board of Directors or a committee of the Board of Directors). Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2021 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the number of shares available under the plan may be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such stock option.
We may grant awards under the 2021 Plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to us and who are deemed to have contributed, or to have the potential to contribute, to its success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of our Company or our subsidiaries.
Options. The 2021 Plan provides both for “incentive” stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the plans), measured at the date of the grant, may not exceed $100,000.
An incentive stock option may only be granted within 10 years from the effective date of the 2021 Plan. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock.

Stock Appreciation Rights. Under the 2021 Plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or we may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.
Restricted Stock. Under the 2021 Plan, we may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from us, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.
The 2021 Plan will require that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. We will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.
Restricted Stock Units. Under the 2021 Plan, we may also award restricted stock units. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. Restrictions or conditions could also include, but are not limited to, the attainment of performance goals, continuous service with our Company, the passage of time or other restrictions or conditions. The committee determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock units awards. The value of the restricted stock units may be paid in shares, cash, or a combination of both, as determined by the committee.
Other Stock-Based Awards. Under the 2021 Plan, we may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2021 Plan or any of our other plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding the beneficial ownership of our outstanding shares of common stock, as of March 28, 2022 by: (i) each of our directors, (ii) each of our named executive officers (as defined by Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act), (iii) all of our directors and named executive officers as a group, and (iv) each person known to us to beneficially own more than 5% of our outstanding shares of common stock.
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within sixty (60) days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.
Beneficial Ownership of Our Common Stock
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(2)
Directors and Executive Officers
Common Stock	Andrew L. Ross(1)	1,312,399(3)	14.88%
Common Stock	Christopher Ianelli(1)	402,442(4)	4.53%
Common Stock	Jill Mullan(1)	222,530(5)	2.50%
Common Stock	Benjamin Bielak(1)	33,362(6)	**
Common Stock	Tracy Curley(1)	17,575(7)	**
Common Stock	George “Bud” Scholl(1)	843,856(8)	9.57%
Common Stock	Steven Gullans(1)	8,637(9)	**
Common Stock	John L. Brooks III(1)	1,875(10)	**
Common Stock	Margaret H. Lawrence(1)	1,875(11)	**
	All Directors and Officers as a Group
Common Stock	(9 persons)	2,844,551	32.26%
5% or Greater Stockholders
Common Stock	OBF Investments(1)	841,981	9.55%
** Less than 1%
(1)
The address is: 450 Bedford St. Suite 1010, Lexington, MA 02420

(2)
The calculation of the percentage of beneficial ownership and by each individual and the group is based on the sum of (i) a total of 8,811,474 shares of common stock outstanding as of March 28, 2022, (ii) 3,154 options to purchase shares of common stock which are exercisable as of or within 60 days of March 28, 2022, and (iii) 3,125 RSUs vesting as of or within 60 days of March 28, 2022.

(3)
Includes 1,875 shares of common stock issuable upon vesting of RSUs, which are vested or will be vested within 60 days of March 28, 2022. Does not include 13,525 shares of non-qualified stock option (“NSO”) issuable upon vesting of NSOs, which do not vest within 60 days of March 28, 2022. Additionally, does not include 625 shares of common stock issuable upon vesting of RSUs, which do not vest within 60 days of March 28, 2022.

(4)
Includes 48,669 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.00 per share, all of which are exercisable within 60 days of March 28, 2022. Does not include 41,668 shares of common stock issuable upon vesting of RSUs, which do not vest within 60 days of March 28, 2022. Additionally, does not include 846 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.00 per share, none of which are exercisable within 60 days of March 28, 2022.

(5)
Includes 85,651 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.00 per share, all of which are exercisable within 60 days of March 28, 2022. Does not include 41,668 shares of common stock issuable upon vesting of RSUs, which do not vest within 60 days of March 28, 2022. Additionally, does not include 846 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.00 per share, none of which are exercisable within 60 days of March 28, 2022.

(6)
Includes 3,493 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.00 per share, all of which are exercisable within 60 days of March 28, 2022. Does not include 37,880 shares of common stock issuable upon vesting of

RSUs, which do not vest within 60 days of March 28, 2022. Additionally, does not include 2,312 shares of common stock issuable upon exercise of vested stock options at an exercise price of $1.00 per share, none of which are exercisable within 60 days of March 28, 2022.
(7)
Does not include 30,304 shares of common stock issuable upon vesting of RSUs, which do not vest within 60 days of March 28, 2022.

(8)
Includes the 841,981 shares of common stock held by OBF Investments, LLC. As the President and Chief Executive Officer of OBF Investments, LLC, Mr. Scholl may be deemed to beneficially own the 841,981 shares of common stock held by OBF Investments, LLC. Also includes a total of 1,875 shares of common stock issued upon the vesting of RSUs, which are vested or will be vested within 60 days of March 28, 2022. Does not include 625 shares of common stock issuable upon vesting of RSUs, which do not vest within 60 days of March 28, 2022. Additionally, does not include 13,525 shares of common stock issuable upon exercise of unvested stock options at an exercise price of $8.00 per share, none of which are exercisable within 60 days of March 28, 2022.

(9)
Includes 1,875 shares of common stock issuable upon vesting of RSUs, which are vested or will be vested within 60 days of March 28, 2022. Additionally, includes 6,762 shares of common stock issuable upon exercise of vested stock options at an exercise price of $3.83 per share, all of which are exercisable within 60 days of March 28, 2022. Does not include 625 shares of common stock issuable upon vesting of RSUs, which do not vest within 60 days of March 28, 2022. Additionally, does not include 6,763 shares of common stock issuable upon exercise of vested non-qualified stock options at an exercise price of $8 per share, none of which are exercisable within 60 days of March 28, 2022.

(10)
Includes 1,875 shares of common stock issuable upon vesting of RSUs, which are vested or will be vested within 60 days of March 28, 2022. Does not include 625 shares of common stock issuable upon vesting of RSUs, which do not vest within 60 days of March 28, 2022. Additionally, does not include 13,525 shares of common stock issuable upon exercise of vested non-qualified stock options at an exercise price of $8 per share, none of which are exercisable within 60 days of March 28, 2022.

(11)
Includes 1,875 shares of common stock issuable upon vesting of RSUs, which are vested or will be vested within 60 days of March 28, 2022. Does not include 625 shares of common stock issuable upon vesting of RSUs, which do not vest within 60 days of March 28, 2022. Additionally, does not include 13,525 shares of common stock issuable upon exercise of vested non-qualified stock options at an exercise price of $8 per share, none of which are exercisable within 60 days of March 28, 2022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR
INDEPENDENCE
The following are summaries of certain provisions of transactions within the past three years to which we have been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of our directors, executive officers, holders of more than 5% of our capital stock, or immediate family member thereof, had or will have a direct or indirect material interest, and are qualified in their entirety by reference to all of the provisions of such agreements.
We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions.
Issuance of Convertible Promissory Notes
From March 2017 through July 2018, we issued and sold an aggregate of $5.5 million principal amount in unsecured related party convertible promissory notes (“Convertible Notes”) to related parties , with an annual non-compounding interest rate of 6%, all of which converted, along with approximately $1.3 million of unpaid and accrued interest, upon the closing of our IPO into an aggregate of 1,206,614 shares of our common stock, which was at 30% discount to the $8.00 offering price of our common stock in our IPO.
The following persons who are directors, executive officers, holders of more than 5% of our capital stock, or an immediate family member thereof currently owned Convertible Notes with a combined principal plus interest value that exceeded $120,000, prior to conversion.
➢
Andrew Ross, Chairman of our Board of Directors and a principal stockholder, purchased Convertible Notes in the aggregate principal amount of $1,650,000.

➢
OBF Investments, LLC, a principal stockholder, purchased Convertible Notes in the aggregate principal amount of $2,150,000.

➢
Anna-Maria and Stephen Kellen Foundation, a principal stockholder, purchased Convertible Notes in the aggregate principal amount of $1,700,000.

In connection with the consummation of the IPO, the Company converted all $5,491,663 of its outstanding principal and all unpaid and accrued interest of $1,257,066 of the Convertible Notes into 1,206,614 shares of common stock on June 21, 2021, at a conversion price of $5.60 per share. As of December 31, 2021, there were no Convertible Notes outstanding. The Company incurred an approximate $260,000 loss on conversion of the Convertible Notes during the year ended December 31, 2021.
Issuance of Secured Promissory Notes
From 2018 through 2020, we issued and sold an aggregate of $6.5 million in certain secured promissory notes (“Bridge Notes”), with an annual non-compounding interest rate of 24%, and a current maturity date of the earlier of September 30, 2020, the closing of a new permanent equity financing in excess of $10,000,000, the sale of our Company or the pre-payment by our Company.
On October 1, 2020, we amended the Bridge Notes to extend the maturity date to March 31, 2021 and to increase the interest rate from 24% to 30% after October 1, 2020. On March 15, 2021, the maturity date was further extended to April 30, 2021, and the Company entered into a Fifth Amendment to the Bridge Notes. On April 16, 2021 and May 20, 2021, the Company issued additional Related Party Bridge Notes to related parties in the aggregate amount of $500,000 in order to finance the Company’s working capital needs. The note holders agreed to convert the outstanding principal and accrued and unpaid interest of the notes into shares of common stock upon the consummation of June 2021 offering. On April 28, 2021, the maturity date of the Bridge Notes and Related Party Bridge Notes was further extended to May 31, 2021. On May 12, 2021, the maturity date was further extended to June 30, 2021. See Note 6 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 which is being mailed with this Proxy Statement for further details related to the amendment.

The following persons who are directors, executive officers, holders of more than 5% of our capital stock, or immediate family member thereof currently own Bridge Notes with a combined principal plus interest value that exceeded $120,000 as of December 31, 2021.
➢
Andrew Ross, a principal stockholder and Chairman of our Board of Directors, and the Andrew L. Ross 2013 Irrevocable Trust, purchased Bridge Notes in the aggregate principal amount of $250,000.

➢
Callen Ross, son of Andrew Ross, purchased Bridge Notes in the aggregate principal amount of $100,000.

➢
Barri Mullan-Goodman, sister of Jill Mullan, our Chief Operating Officer, purchased Bridge Notes in the aggregate principal amount of $150,000.

➢
Jill Mullan, our Chief Operating Officer, purchased Bridge Notes in the aggregate principal amount of $350,000.

➢
David Ianelli, brother of Christopher Ianelli, our Chief Executive Officer, purchased Bridge Notes in the aggregate principal amount of $100,000.

➢
Joseph Ianelli, father of Christopher Ianelli, our Chief Executive Officer, purchased Bridge Notes in the aggregate principal amount of $300,000.

➢
OBF Investments, LLC, a principal stockholder, purchased Bridge Notes in the aggregate principal amount of $500,000.

Pursuant to the Fifth Amendment to the Bridge Notes, the note holders listed above converted an estimated aggregate amount of $1.8 million of the outstanding principal and accrued interest on the Bridge Notes into 357,420 shares of common stock.
Policies and Procedures for Related Transactions
We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.
We have adopted a code of business conduct and ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board of Directors (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations includes any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Corporation.
In addition, our audit committee, pursuant to a written charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
Employee, Officer and Director Hedging
We maintain a policy on insider trading that applies to all shares of our capital stock held by any director, officer or employee. The policy requires that all directors, officers and employees receive our pre-clearance before engaging in any transactions involving our shares of capital stock and prohibits all directors, officers or employees from taking part in any hedging transactions.

Piggyback Registration Rights
We have granted certain parties piggyback registration rights under a certain investors’ rights agreement, dated as of August 22, 2014, by and among us and certain investors, a certain Series A preferred stock subscription agreement, a certain registration rights agreement, dated as of November 28, 2021, by and among us and the selling stockholders in connection with our private placement offering in December 2021, and a certain underwriting agreement, dated June 16, 2021, by and between us and ThinkEquity, a division of Fordham Financial Management, Inc., subject to certain requirements and customary conditions.
Anti-Takeover Effects of Certain Provisions of Our Certificate of Incorporation and Bylaws
Provisions of our Bylaws could make it more difficult to acquire us by means of a merger, tender offer, proxy contest, open market purchases, removal of incumbent directors and otherwise. These provisions, which are summarized below, are expected to discourage types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because negotiation of these proposals could result in an improvement of their terms.
Vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by a majority of the remaining directors on the board.
Bylaws. Our Certificate of Incorporation and Bylaws authorizes the Board of Directors to adopt, repeal, rescind, alter or amend our bylaws without stockholder approval.
Removal. Except as otherwise provided, a director may be removed from office only by the affirmative vote of the holders of not less than a majority of the voting power of the issued and outstanding stock entitled to vote.
Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders for any purpose or purposes may be called at any time only by the Board of Directors or by our Secretary following receipt of one or more written demands from stockholders of record who own, in the aggregate, at least 15% the voting power of our outstanding stock then entitled to vote on the matter or matters to be brought before the proposed special meeting.
Cumulative Voting. Our Certificate of Incorporation does not provide for cumulative voting in the election of directors, which would allow holders of less than a majority of the stock to elect some directors.
Staggered Board. Our Bylaws provided that our Board of Directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to the Annual Meeting) serving a three-year term. As a result, only a minority of the Board of Directors will be considered for election at every annual meeting of stockholders, which may make the removal of management more difficult and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities.
Choice of Forum
Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) will be the exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of ours to us or our stockholders; (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Certificate of Incorporation, or the Bylaws; and (iv) any action asserting a claim governed by the internal affairs doctrine (the “Delaware Forum Provision”). The Bylaws further provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act (the “Federal Forum Provision”). In addition, the Bylaws provide that any person or entity purchasing or otherwise acquiring any interest in shares of our common stock is deemed to have notice of and consented to the Delaware Forum Provision and the Federal Forum Provision.
Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the Delaware Forum Provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. We note, however, that there is uncertainty as to whether a court would enforce this provision and that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder.
We recognize that the Delaware Forum Provision and the Federal Forum Provision in the Bylaws may impose additional litigation costs on stockholders in pursuing any such claims, particularly if the stockholders do not reside in or near the State of Delaware. Additionally, the Delaware Forum Provision and the Federal Forum Provision may limit our stockholders’ ability to bring a claim in a forum that they find favorable for disputes with us or our directors, officers or employees, which may discourage such lawsuits against us and our directors, officers and employees even though an action, if successful, might benefit our stockholders. In addition, while the Delaware Supreme Court ruled in March 2020 that federal forum selection provisions purporting to require claims under the Securities Act be brought in federal court were “facially valid” under Delaware law, there is uncertainty as to whether other courts will enforce the Federal Forum Provision. If the Federal Forum Provision is found to be unenforceable, we may incur additional costs associated with resolving such matters. The Federal Forum Provision may also impose additional litigation costs on stockholders who assert that the provision is not enforceable or invalid. The Court of Chancery of the State of Delaware and the United States District Court may also reach different judgments or results than would other courts, including courts where a stockholder considering an action may be located or would otherwise choose to bring the action, and such judgments may be more or less favorable to us than our stockholders.
Indemnification of Directors and Officers
We are incorporated in the State of Delaware. The Certificate of Incorporation and Bylaws provide that, to the fullest extent permitted by Delaware law, as it presently exists or may be amended from time to time, a director shall not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as a director. And under Delaware law, this limitation of liability does not extend to, among other things, acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or unlawful payments of dividends. So these provisions may discourage stockholders from bringing suit against a director or officer for breach of fiduciary duty and may reduce the likelihood of derivative litigation brought by stockholders on our behalf against a director or officer.
The Certificate of Incorporation and Bylaws also provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney’s fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on behalf of the Corporation. As such, should our officers and/or directors require us to contribute to their defense, we may be required to spend significant amounts of our capital. This indemnification policy could therefore result in substantial expenditures, which we may be unable to recoup. If these expenditures are significant or involve issues which result in significant liability for our key personnel, we may be unable to continue operating as a going concern.
Furthermore, we intend to enter into indemnification agreements with our directors and executive officers that require us to indemnify them against expenses, judgments, fines, settlements and other amounts that any such person becomes legally obligated to pay (including with respect to a derivative action) in connection with any proceeding, whether actual or threatened, to which such person may be made a party by reason of the fact that such person is or was a director or officer of us or any of our affiliates, provided such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, our best interests. We maintain a directors’ and officers’ liability insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions.
Transfer Agent
The transfer agent and registrar for our common stock is Continental Stock Transfer & Trust. The transfer agent and registrar’s address is 1 State Street, 30th Floor, New York, NY 10004 and its telephone number is 1-212-509-4000.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2023 ANNUAL MEETING
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the 2023 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit must deliver such proposals to the principal executive offices of the Corporation at 450 Bedford Street, Lexington, MA 02420, Attention: Secretary, not later than 5:00 p.m. Eastern Time on February 24, 2023.
Stockholders intending to present a proposal at our 2023 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in the Bylaws. The Bylaws require, among other things, that in the event that the date of the 2023 Annual Meeting is not more than 30 days in advance of or not later than 60 days after the anniversary of the previous year’s annual meeting, our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting no earlier than 5:00 p.m. Eastern Time on January 25, 2023 and no later than the 5:00 p.m. Eastern Time on February 24, 2023, if the 2023 Annual Meeting is not more than 30 days in advance of or not later than 60 days after May 25, 2023. The notice must contain the information required by our Bylaws. On the other hand, in the event that the date of the 2023 Annual Meeting is at any other time, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the close of business on the later of: (1) the 90th day prior to the 2023 Annual Meeting; (2) the close of business on the tenth day following the first day we disclose the 2023 Annual Meeting date in a press release via a national news dissemination service or in a document filed with SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Continental Stock Transfer & Trust, in writing at 1 State Street, 30th Floor, New York, NY 10004 or via telephone at 1-212-509-4000.
2021 ANNUAL REPORT
Our 2021 Annual Report is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. You can also access our 2021 Annual Report, including our Annual Report on Form 10-K for 2021, at https://investors.ispecimen.com/sec-filings.
Our 2021 Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2021 Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to the Secretary, iSpecimen Inc., 450 Bedford Street, Lexington, MA 02420.

Appendix A
SECOND AMENDED AND RESTATED
BY-LAWS OF ISPECIMEN INC.
ARTICLE I
OFFICES
Section 1.01 Registered Office. The registered office of iSpecimen Inc. (the “Corporation”) will be fixed in the Certificate of Incorporation of the Corporation, as may be amended from time to time (the “Certificate of Incorporation”).
Section 1.02 Other Offices. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.
ARTICLE II
MEETINGS OF THE STOCKHOLDERS
Section 2.01 Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, or by means of remote communication, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.
Section 2.02 Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these by-laws shall be held at such date, time, and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.
Section 2.03 Special Meetings.
(a) Purpose. Special meetings of stockholders for any purpose or purposes shall be called only:
(i) by the Board of Directors; or
(ii) by the Secretary (as defined in Section 4.01), following receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Section 2.03 from stockholders of record who own, in the aggregate, at least 15% of the voting power of the outstanding shares of the Corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting.
(b) Notice. A request to the Secretary shall be delivered to him or her at the Corporation’s principal executive offices and signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and setting forth:
(i) a brief description of each matter of business desired to be brought before the special meeting;
(ii) the reasons for conducting such business at the special meeting;
(iii) the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and in the event that such business includes a proposal to amend these by-laws, the language of the proposed amendment); and
(iv) the information required in Section 2.12(b) of these by-laws (for stockholder nomination demands) or Section 2.12(c) of these by-laws (for all other stockholder proposal demands), as applicable.

(c) Business. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders.
(d) Time and Date. A special meeting requested by stockholders shall be held at such date and time as may be fixed by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than 120 days after the request to call the special meeting is received by the Secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if:
(i) the Board of Directors has called or calls for an annual or special meeting of the stockholders to be held within 120 days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) the business specified in the request;
(ii) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law;
(iii) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within 120 days prior to the receipt by the Secretary of the request for the special meeting (and, for purposes of this Section 2.03(d)(iii), the election of directors shall be deemed a Similar Item with respect to all items of business involving the election or removal of directors); or
(iv) the special meeting request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”).
(e) Revocation. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary at the Corporation’s principal executive offices, and if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting.
Section 2.04 Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.
Section 2.05 Notice of Meetings. Notice of the place (if any), date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Notices of meetings to stockholders may be given by mailing the same, addressed to the stockholder entitled thereto, at such stockholder’s mailing address as it appears on the records of the corporation and such notice shall be deemed to be given when deposited in the U.S. mail, postage prepaid. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware (the “DGCL”). Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.
Section 2.06 List of Stockholders. The Corporation shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of capital stock of the Corporation registered in the name of each stockholder at least ten days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days before the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list was provided with the notice of the meeting; or (b) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.
Section 2.07 Quorum. Unless otherwise required by law, the Certificate of Incorporation or these by-laws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chair of the meeting or the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.
Section 2.08 Organization. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chair of the Board, or in his or her absence or inability to act, the Chief Executive Officer (as defined in Section 4.01), or, in his or her absence or inability to act, the officer or director whom the Board of Directors shall appoint, shall act as chair of, and preside at, the meeting. The Secretary or, in his or her absence or inability to act, the person whom the chair of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following:
(a) the establishment of an agenda or order of business for the meeting;
(b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting;
(c) rules and procedures for maintaining order at the meeting and the safety of those present;
(d) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies, or such other persons as the chair of the meeting shall determine;

(e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and
(f) limitations on the time allotted to questions or comments by participants.
Section 2.09 Voting; Proxies.
(a) General. Unless otherwise required by law or provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote, in person or by proxy, for each share of capital stock held by such stockholder.
(b) Election of Directors. Unless otherwise required by the Certificate of Incorporation, the election of directors shall be by written ballot. If authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder. Unless otherwise required by law, the Certificate of Incorporation, or these by-laws, the election of directors shall be decided by a majority of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election; provided, however, that, if the Secretary determines that the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors. For purposes of this Section 2.09(b), a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee’s election. If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee shall not be elected.
(c) Other Matters. Unless otherwise required by law, the Certificate of Incorporation, or these by-laws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.
(d) Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Such authorization may be a document executed by the stockholder or his or her authorized officer, director, employee, or agent. To the extent permitted by law, a stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization, or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that the electronic transmission either sets forth or is submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. A copy, facsimile transmission, or other reliable reproduction (including any electronic transmission) of the proxy authorized by this Section 2.09(d) may be substituted for or used in lieu of the original document for any and all purposes for which the original document could be used, provided that such copy, facsimile transmission, or other reproduction shall be a complete reproduction of the entire original document. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date.
Section 2.10 Inspectors at Meetings of Stockholders. In advance of any meeting of the stockholders, the Board of Directors shall, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors may appoint or retain other persons or entities to assist the inspector or inspectors in the performance of their duties. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspector or inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election. When executing the duties of inspector, the inspector or inspectors shall:
(a) ascertain the number of shares outstanding and the voting power of each;
(b) determine the shares represented at the meeting and the validity of proxies and ballots;
(c) count all votes and ballots;
(d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and
(e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.
Section 2.11 Fixing the Record Date.
(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to notice of or to vote at the adjourned meeting.
(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting: (i) when no prior action by the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery (by hand, or by certified or registered mail, return receipt requested) to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.12 Advance Notice of Stockholder Nominations and Proposals.
(a) Annual Meetings. At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be:
(i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof;
(ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof; or
(iii) otherwise properly brought before an annual meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 2.12.
In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder pursuant to Section 2.12(a)(iii), the stockholder or stockholders of record intending to propose the business (the “Proposing Stockholder”) must have given timely notice thereof pursuant to this Section 2.12(a), in writing to the Secretary even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the Board of Directors. To be timely, a Proposing Stockholder’s notice for an annual meeting must be delivered to the Secretary at the principal executive offices of the Corporation: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth day following the first date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). For the purposes of this Section 2.12, “Public Disclosure” shall mean a disclosure made in a press release disseminated by the Corporation via a national news dissemination service or in a document filed by the Corporation with the Securities and Exchange Commission (“SEC”) pursuant to Section 13, 14, or 15(d) of the Exchange Act.
(b) Stockholder Nominations. For the nomination of any person or persons for election to the Board of Directors pursuant to Section 2.12(a)(iii) or Section 2.12(d), a Proposing Stockholder’s notice to the Secretary shall set forth or include:
(i) the name, age, business address, and residence address of each nominee proposed in such notice;
(ii) the principal occupation or employment of each such nominee;
(iii) the class and number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee or the affiliates (within the meaning of Rule 144 promulgated by the SEC) of such nominee, including any shares of the Corporation owned or controlled via derivatives, synthetic securities, hedged positions and other economic and voting mechanisms (if any);
(iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;

(v) a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Secretary upon written request) and a written statement and agreement executed by each such nominee acknowledging that such person:
(A) consents to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected, and
(B) intends to serve as a director for the full term for which such person is standing for election;
(vi) as to the Proposing Stockholder:
(A) the name and address of the Proposing Stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is being made,
(B) the class and number of shares of the Corporation which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder’s notice, and a representation that the Proposing Stockholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting within five business days after the record date for such meeting,
(C) a description of any agreement, arrangement, or understanding with respect to such nomination between or among the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,
(D) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,
(E) a representation that the Proposing Stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and
(F) a representation whether the Proposing Stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination.
The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee. Any such update or supplement shall be delivered to the Secretary at the Corporation’s principal executive offices no later than five business days after the request by the Corporation for subsequent information has been delivered to the Proposing Stockholder.

If the Chairman of meeting in which directors are to be elected determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.
(c) Other Stockholder Proposals. For all business other than director nominations, a Proposing Stockholder’s notice to the Secretary shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting:
(i) a brief description of the business desired to be brought before the annual meeting;
(ii) the reasons for conducting such business at the annual meeting;
(iii) the text of any proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these by-laws, the language of the proposed amendment);
(iv) any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the business is being proposed;
(v) any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;
(vi) a description of all agreements, arrangements, or understandings between or among such stockholder, the beneficial owner, if any, on whose behalf the proposal is being made, any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such stockholder, beneficial owner, or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such stockholder, beneficial owner, or their affiliates or associates; and
(vii) the information required by Section 2.12(b)(vi) above.
(d) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders called by the Board of Directors at which directors are to be elected pursuant to the Corporation’s notice of meeting:
(i) by or at the direction of the Board of Directors or any committee thereof; or
(ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.12(d) is delivered to the Secretary, who is entitled to vote at the meeting, and upon such election and who complies with the notice procedures set forth in this Section 2.12.
In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if such stockholder delivers a stockholder’s notice that complies with the requirements of Section 2.12(b) to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of: (x) the 90th day prior to such special meeting; or (y) the tenth (10th) day following the date of the first Public Disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the Public Disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period).

(e) Effect of Noncompliance. Only such persons who are nominated in accordance with the procedures set forth in this Section 2.12 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting as shall be brought before the meeting in accordance with the procedures set forth in this Section 2.12. If any proposed nomination was not made or proposed in compliance with this Section 2.12, or other business was not made or proposed in compliance with this Section 2.12, then except as otherwise required by law, the chair of the meeting shall have the power and duty to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding anything in these by-laws to the contrary, unless otherwise required by law, if a Proposing Stockholder intending to propose business or make nominations at an annual meeting or propose a nomination at a special meeting pursuant to this Section 2.12 does not provide the information required under this Section 2.12 to the Corporation, including the updated information required by Section 2.12(b)(vi)(B), Section 2.12(b)(vi)(C), and Section 2.12(b)(vi)(D) within five business days after the record date for such meeting or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation.
(f) Rule 14a-8. This Section 2.12 shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.
Section 2.13 Written Consent of Stockholders Without a Meeting. Any action to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.13, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.
ARTICLE III
BOARD OF DIRECTORS
Section 3.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these by-laws, or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.
Section 3.02 Number; Classes; Term of Office; Substitute Nominees. The Board of Directors shall consist of not less than three directors and not more than nine directors as fixed from time to time solely by resolution of a majority of the total number of directors that the Corporation would have if there were no vacancies. The Board of Directors shall be divided into [three] classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the adoption of these by-laws, the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the adoption of these by-laws. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the adoption of these by-laws, each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. If the number of directors that constitute the Board of Directors is changed, any increase or decrease shall be apportioned by the Board of Directors among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board of Directors shorten the term of any incumbent director. The Board of Directors is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board of Directors already in office to the aforesaid classes at the time of the adoption of these by-laws. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal. In the event that a person is validly designated by the Board of Directors (or committee designated by the Board of Directors) as a nominee to serve as a director and shall thereafter become unable or willing to stand for election to the Board of Directors, the Board of Directors (or committee designated by the Board of Directors) may designate a substitute nominee who meets all applicable standards under these by-laws and any vote cast by a stockholder for the original designee may be cast instead, at the discretion of the stockholder’s proxy, if any, for the substitute designee.
Section 3.03 Newly Created Directorships and Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, shall be filled solely by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified, or the earlier of such director’s death, resignation, or removal.
Section 3.04 Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later effective date or upon the happening of an event or events as is therein specified. A verbal resignation shall not be deemed effective until confirmed by the director in writing or by electronic transmission to the Corporation.
Section 3.05 Removal. Except as prohibited by applicable law or the Certificate of Incorporation, the stockholders holding a majority of the shares then entitled to vote at an election of directors may remove any director from office with or without cause.
Section 3.06 Fees and Expenses. Directors shall be entitled to receive such reasonable fees for their services on the Board of Directors and any committee thereof and such reimbursement of their actual and reasonable expenses as may be fixed or determined by the Board of Directors or a designated committee thereof.
Section 3.07 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors.
Section 3.08 Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the Chair of the Board or the Chief Executive Officer on at least 24 hours’ notice to each director given by one of the means specified in Section 3.11 hereof other than by mail or on at least three days’ notice if given by mail. Special meetings shall be called by the Chair of the Board or the Chief Executive Officer in like manner and on like notice on the written request of any two or more directors. The notice need not state the purposes of the special meeting and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.
Section 3.09 Telephone and Remote Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.09 shall constitute presence in person at such meeting.
Section 3.10 Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.
Section 3.11 Notices. Subject to Section 3.08, Section 3.10, and Section 3.12 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation, or these by-laws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, e-mail, or by other means of electronic transmission.
Section 3.12 Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation, or these by-laws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.
Section 3.13 Organization. At each regular or special meeting of the Board of Directors, the Chair of the Board shall preside. Subject to Section 4.04, in the absence of the Chair of the Board, another director selected by the Board of Directors shall preside. The Secretary shall act as secretary at each meeting of the Board of Directors. If the Secretary is absent from any meeting of the Board of Directors, an assistant secretary of the Corporation shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all assistant secretaries of the Corporation, the person presiding at the meeting may appoint any person to act as secretary of the meeting.
Section 3.14 Quorum of Directors. Except as otherwise provided by these by-laws, the Certificate of Incorporation, or required by applicable law, the presence of a majority of the total number of directors on the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.
Section 3.15 Action by Majority Vote. Except as otherwise provided by these by-laws, the Certificate of Incorporation, or required by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.
Section 3.16 Directors’ Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission.
Section 3.17 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this ARTICLE III.
ARTICLE IV
OFFICERS
Section 4.01 Positions and Election. The officers of the Corporation shall be chosen by the Board of Directors and shall include a Chair of the Board of Directors (the “Chair of the Board”), a Chief Executive Officer (the “Chief Executive Officer”), a Chief Financial Officer (the “Chief Financial Officer”), a Treasurer (the “Treasurer”), and a Secretary (the “Secretary”). The officers of the Corporation may include such other officers and agents (including interim officers) with such titles as the Board of Directors may prescribe, including, without limitation, a President (which may be the president of the Corporation as a whole or one or more divisions or segments of the Corporation’s business), one or more Vice Presidents (any one or more of which may be designated Senior Executive Vice President, Executive Vice President or Senior Vice President), Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers. All officers of the Corporation shall hold their offices for such terms and shall exercise such powers and perform such duties as prescribed by these by-laws, the Board of Directors or, if authorized by the Board of Directors, the Chief Executive Officer or President, as applicable. No officer need be a director or a stockholder of the Corporation. The Board of Directors may delegate to any officer of the Corporation the power to appoint other officers and to prescribe their respective duties and powers. Any two or more offices may be held by the same person.
Section 4.02 Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation, or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving notice of his or her resignation in writing, or by electronic transmission, to the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.
Section 4.03 Chair of the Board. The Board of Directors shall elect one of its members to be the Chair of the Board, and shall fill any vacancy in the position of Chair of the Board at such time and in such manner as the Board of Directors shall determine. The office of Chair of the Board (which is an officer position) may be held another officer of the Corporation, subject to the control of the Board of Directors, and shall report directly to the Board of Directors. Except as otherwise provided in these by-laws, the Chair of the Board shall preside at all meetings of the Board of Directors and of stockholders. The Chair of the Board shall perform such other duties and services as shall be required by these by-laws or assigned to or required of the Chair of the Board by the Board of Directors.
Section 4.04 Chief Executive Officer; President. The Chief Executive Officer shall, subject to the provisions of these by-laws and the control of the Board of Directors, have general supervision, direction, and control over the business of the Corporation and over its officers. The Chief Executive Officer shall perform all duties customarily incident to the offices of the Chief Executive Officer, and any other duties as may be from time to time assigned to the Chief Executive Officer by the Board of Directors, in each case subject to the control of the Board of Directors. If the offices of Chair of the Board and Chief Executive Officer are not held by the same person, and the Chief Executive Officer is also a director, then, in the absence of the Chair of the Board at a regular or special meeting of the Board of Directors, the Chief Executive Officer shall preside. The Board of Directors may also elect a person to serve in the office of President of the Corporation. If the office of Chief Executive Officer is not filled, the President shall perform the duties of Chief Executive Officer as detailed herein. If the office of Chief Executive Officer is filled, the President shall be subordinate to the Chief Executive Officer and shall perform all duties as may be from time to time assigned to the President by the Board of Directors, in each case subject to the control of the Board of Directors and the Chief Executive Officer.
Section 4.05 Vice Presidents. Each vice president of the Corporation (regardless of designation) shall have such powers and perform such duties as may be assigned to him or her from time to time by the Board of Directors or the Chief Executive Officer, or that are customarily incident to the particular office of vice president.
Section 4.06 Secretary. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for committees of the Board of Directors when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chair of the Board, or the Chief Executive Officer. The Secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.
Section 4.07 Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer of the Corporation and shall have such powers and perform such duties as may be assigned by the Board of Directors or the Chief Executive Officer.
Section 4.08 Treasurer. The treasurer of the Corporation shall have the custody of the Corporation’s funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in records belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.
Section 4.09 Duties of Officers May Be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the Chief Executive Officer or the President or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.
ARTICLE V
INDEMNIFICATION
Section 5.01 Indemnification. The Corporation shall indemnify and hold harmless to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) actually and reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by the person was authorized in the specific case by the Board of Directors.
Section 5.02 Advancement of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) actually and reasonably incurred by a director or officer of the Corporation in defending any Proceeding in advance of its final disposition, upon receipt of an undertaking by or on behalf of such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Section 5.02 or otherwise. Payment of such expenses actually and reasonably incurred by such person, may be made by the Corporation, subject to such terms and conditions as the general counsel of the Corporation in his or her discretion deems appropriate.
Section 5.03 Non-Exclusivity of Rights. The rights conferred on any person by this ARTICLE V will not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these by-laws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL.
Section 5.04 Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit entity.
Section 5.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.
Section 5.06 Repeal, Amendment, or Modification. Any amendment, repeal, or modification of this ARTICLE V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.
ARTICLE VI
STOCK CERTIFICATES AND THEIR TRANSFER
Section 6.01 Certificates Representing Shares. Each stockholder of the Corporation shall be entitled to a certificate or certificates showing the number of shares of stock registered in his or her name on the books of the Corporation. In addition, the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock shall be signed by, or in the name of, the Corporation by any two authorized officers of the Corporation. Any or all such signatures may be facsimiles. In case any officer, transfer agent, or registrar who has signed such a certificate ceases to be an officer, transfer agent, or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if the signatory were still such at the date of its issue.
Section 6.02 Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these by-laws. Transfers of stock shall be made on the books administered by or on behalf of the Corporation only by the direction of the registered holder thereof or such person’s attorney, lawfully constituted in writing, and, in the case of certificated shares, upon the surrender to the Corporation or its transfer agent or other designated agent of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued.
Section 6.03 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.
Section 6.04 Lost, Stolen, or Destroyed Certificates. The Board of Directors or the Secretary may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the

Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors or the Secretary may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen, or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or uncertificated shares.
ARTICLE VII
GENERAL PROVISIONS
Section 7.01 Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.
Section 7.02 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and if not so fixed by the Board of Directors, the fiscal year of the Corporation shall be the calendar year.
Section 7.03 Contracts; Checks, Notes, Drafts, Etc. The Board of Directors may authorize any officer, officers, agent or agents of the Corporation to enter into any contract or execute and deliver an instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances. All checks, notes, drafts, or other orders for the payment of money of the Corporation shall be signed, endorsed, or accepted in the name of the Corporation by such officer, officers, person, or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.
Section 7.04 Conflict with Applicable Law or Certificate of Incorporation. These by-laws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these by-laws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.
Section 7.05 Books and Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases); provided that the records so kept can be converted into clearly legible paper form within a reasonable time, and, with respect to the stock ledger, the records so kept comply with Section 224 of the DGCL. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.
Section 7.06 Forum for Adjudication of Disputes.
(a) Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for:
(i) any derivative action or proceeding brought on behalf of the Corporation;
(ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of the Corporation to the Corporation or the Corporation’s stockholders;
(iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation, or these by-laws; or
(iv) any action asserting a claim governed by the internal affairs doctrine;
in each case, subject to said court having personal jurisdiction over the indispensable parties named as defendants therein. If any action the subject matter of which is within the scope of this Section 7.06 is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Section 7.06 (an “Enforcement Action”); and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.06(a).
(b) Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.06(b).
(c) Notwithstanding any provision of these by-laws to the contrary, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint for which such courts have exclusive jurisdiction, including, but not limited to, any complaint asserting a cause of action arising under the Exchange Act of 1934.
Section 7.07 Dividends.
(a) Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.
(b) Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.
ARTICLE VIII
AMENDMENTS
These by-laws may be adopted, amended, or repealed by the stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend, or repeal these by-laws upon the Board of Directors; and, provided further, that any proposal by a stockholder to amend these by-laws will be subject to the provisions of ARTICLE II of these by-laws except as otherwise required by law. The fact that such power has been conferred upon the Board of Directors will not divest the stockholders of the power, nor limit their power to adopt, amend, or repeal by-laws.
Adopted: [                 ]
# # #

Appendix B
iSPECIMEN INC.
SECOND AMENDED AND RESTATED
2021 STOCK INCENTIVE PLAN
1. Purpose. The purpose of this 2021 Stock Incentive Plan, as amended from time to time (the “Plan”) of iSpecimen Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and/or performance-based incentives. Except where the context otherwise requires, the term “Company” shall include any present or future subsidiary corporations of the Company, as defined in Section 424(f) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) (a “Subsidiary” or “Subsidiaries”) and, for purposes of Awards (as hereinafter defined) other than Incentive Stock Options (as hereinafter defined), any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a direct or indirect significant or controlling interest, as determined by the sole discretion of the Board of Directors of the Company (the “Board”).
2. Definitions. The following definitions shall be applicable throughout this Plan:
(a) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award or Performance Compensation Award granted under this Plan.
(c) “Award Agreement” means an agreement made and delivered in accordance with Section 16(a) of this Plan evidencing the grant of an Award hereunder.
(d) “Board” shall have the meaning given in Section 1.
(e)”Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in Massachusetts are authorized or obligated by federal law or executive order to be closed.
(f) “Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) a continuing material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company, except for any such breach or default which is caused by the physical disability of the Participant (as determined by a neutral physician), or a continuing failure by the Participant to follow the direction of a duly authorized representative of the Company; (B) gross negligence, willful misfeasance or breach of fiduciary duty to the Company or Affiliate of the Company by the Participant; (C) the commission by the Participant of an act of fraud, embezzlement or any felony or other crime of dishonesty in connection with the Participant’s duties to the Company or Affiliate of the Company; (D) conviction of the Participant of a felony or any other crime that would materially and adversely affect: (i) the business reputation of the Company or Affiliate of the Company or (ii) the performance of the Participant’s duties to the Company or an Affiliate of the Company; (E) gross misconduct by the

Participant which results in loss, damage or injury to the Company or an Affiliate of the Company, their goodwill, business or reputation; (F) the commission of an act which induces any customer or prospective customer of the Company to breach a contract with the Company or an Affiliate of the Company or to decline to do business with the Company or an Affiliate; (G) the violation by the Participant, in any material respect, of a non-competition, non-solicitation, non-disclosure or assignment of inventions covenant between the Participant and the Company or an Affiliate of the Company, which results in harm to the Company, an Affiliate of the Company, or their customers or suppliers; (H) the engagement, whether directly or indirectly, by the Participant, during the period of his or her employment, engagement or relationship with the Company or an Affiliate of the Company for a period of one (1) year after the termination of his or her employment, engagement or relationship (for any reason), in a business or other commercial activity which is or may be competitive with the business being conducted by the Company or an Affiliate of the Company; (I)  the solicitation, diversion or taking away by the Participant, or the attempted solicitation, diversion or taking away by the Participant, whether directly or indirectly, during the period of his or her employment, engagement or relationship with the Company or an Affiliate of the Company or for a period of one (1) year after the termination of his or her employment, engagement or relationship (for any reason), of any of the customers, business or prospective customers of the Company or an Affiliate of the Company then in existence and with whom the Participant had contact or about whom the Participant gained confidential information during the Participant’s employment, engagement or relationship with the Company or an Affiliate of the Company on behalf of a competitive enterprise (prospective customer shall mean any person or entity being solicited by the Company or an Affiliate of the Company during the time the Participant was employed or engaged by the Company or an Affiliate of the Company); (J) the solicitation, recruiting or hiring by the Participant, or the attempted solicitation, recruiting, or hiring by the Participant, whether directly or indirectly, during the period of his or her employment or for a period of one (1) year after the termination of his or her employment, engagement or relationship (for any reason), engagement or relationship with the Company or an Affiliate of the Company, of any employee or consultant of the Company or an Affiliate of the Company; (K) the use of controlled substances, illicit drugs, alcohol or other substances or behavior which interferes with the Participant’s ability to perform his or her services for the Company or an Affiliate of the Company or which otherwise results in loss, damage or injury to the Company or an Affiliate of the Company, their goodwill, business or reputation; or (L) the repeated failure of the Participant to adequately perform his or her employment, advisory or consulting services, duties and obligations following a notice of such failure from management or the Board and an inability to cure such failure after thirty (30) days, unless otherwise precluded by disability. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.
(g) “Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon: (a) any merger, business combination, consolidation or purchase of outstanding capital stock of the Company with or into, or any acquisition by, another entity after which the voting securities of the Company, outstanding immediately prior thereto, represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event (other than as a result of a financing transaction); (b) any sale or exchange of all or substantially all of the capital stock or assets of the Company (other than in a spin-off or similar transaction) for cash, securities or other property pursuant to a share exchange transaction; (c) any other form of business combination or acquisition of the business of the Company in which the Company is the target of the acquisition, as determined by the Board, whose determination shall be conclusive; or (d) any liquidation or dissolution of the Company. A Change in Control caused by an increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as a Change in Control for purposes of the Plan.
(h) “Code” shall have the meaning given in Section 1.
(i) “Committee” means a committee of at least two people as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board. Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.

(j) “Common Stock” means the common stock, par value $0.0001 per share, of the Company (and any stock or other securities into which such Common Stock may be converted or into which they may be exchanged).
(k) “Company” shall have the meaning given in Section 1.
(l) “Current Board Members” means the individuals who, as of the date hereof, constitute the members of the Board.
(m) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.
(n) “Disability” means a “permanent and total” disability incurred by a Participant while in the employ or service of the Company or an Affiliate or as otherwise as determined under procedures established by the Committee for purposes of the Plan. For this purpose, a permanent and total disability shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. The determination of whether a Participant has incurred a permanent and total disability shall be made by a physician designated by the Committee, whose determination shall be final and binding.
(o) “Effective Date” means the date as of which this Plan is adopted by the Board, subject to Section 3 of this Plan.
(p) “Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
(q) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; or (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act.
(r) “Exchange Act” means the Securities and Exchange Act of 1934, as amended.
(s) “Exercise Price” has the meaning given such term in Section 7(b) of this Plan.
(t) “Fair Market Value”, unless otherwise provided by the Committee in accordance with all applicable laws, rules regulations and standards, means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price on the principal exchange of the Common Stock on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a national securities exchange, the mean between the bid and offered prices as quoted by any nationally recognized interdealer quotation system for such date, provided that if the Common Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.
(u) “Immediate Family Members” shall have the meaning set forth in Section 16(b) of this Plan.
(v) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.
(w) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of this Plan.
(x) “Negative Discretion” shall mean the discretion authorized by this Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(y) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.
(z) “Option” means an Award granted under Section 7 of this Plan.
(aa) “Option Period” has the meaning given such term in Section 7(c) of this Plan.
(bb) “Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 6 of this Plan.
(cc) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of this Plan.
(dd) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under this Plan.
(ee) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.
(ff) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.
(gg) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.
(hh) “Permitted Transferee” shall have the meaning set forth in Section 16(b) of this Plan.
(ii) “Person” has the meaning given such term in the definition of “Change in Control.”
(jj) “Plan” means this iSpecimen Inc. 2021 Stock Incentive Plan, as amended from time to time.
(kk) “Repurchase Period” shall have the meaning set forth in Section 15(a) of this Plan.
(ll) “Repurchase Option” shall have the meaning set forth in Section 15(a) of this Plan.
(mm) “Retirement” means the fulfillment of each of the following conditions: (i) the Participant is in good standing with the Company and/or an Affiliate of the Company as determined by the Committee; (ii) the voluntary termination by a Participant of such Participant’s employment or service to the Company and/or an Affiliate and (iii) that at the time of such voluntary termination, the sum of: (A) the Participant’s age (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) and (B) the Participant’s years of employment or service with the Company (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) equals at least 62 (provided that, in any case, the foregoing shall only be applicable if, at the time of such Retirement, the Participant shall be at least 55 years of age and shall have been employed by or served with the Company for no less than five years).
(nn) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(oo) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(pp) “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.
(qq) “SAR Period” has the meaning given such term in Section 8(c) of this Plan.
(rr) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other official interpretative guidance issued by any governmental authority under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.
(ss) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of this Plan which meets all of the requirements of Section 1.409A-1(b)(5)(i)(B) of the Treasury Regulations.
(tt) “Stock Bonus Award” means an Award granted under Section 10 of this Plan.
(uu) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of an SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of an SAR granted independent of an Option, the Fair Market Value of the Common Stock on the Date of Grant.
(vv) “Subsidiary” shall have the meaning given in Section 1.
(ww) “Substitute Award” has the meaning given such term in Section 5(e).
(xx) “Treasury Regulations” means any regulations, whether proposed, temporary or final, promulgated by the U.S. Department of Treasury under the Code, and any successor provisions.
3. Effective Date; Duration. The Plan shall be effective on June 16, 2021, the date on which it is approved by the stockholders of the Company, which date shall be within twelve (12) months before or after the date of the Plan’s adoption by the Board. The expiration date of this Plan, on and after which date no Awards may be granted hereunder, shall be June 16, 2031, the tenth anniversary of the date on which the Plan was approved by the stockholders of the Company; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.
4. Administration.
(a) The Committee shall administer this Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan), it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.
(b) Subject to the provisions of this Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan and its charter, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) to reprice existing Awards or to grant Awards in connection with or in consideration of the cancellation of an outstanding Award with a higher price; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.
(c) The Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and types of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under this Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code. The acts of such delegates shall be treated as acts of the Committee, and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any Awards granted.
(d) Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.
(e) No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including court costs and attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which any such Indemnifiable Person may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
(f) Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under this Plan.

5. Grant of Awards; Shares Subject to this Plan; Limitations.
(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.
(b) Subject to Section 12 of this Plan, the Committee is authorized to grant Awards under this Plan for an aggregate of 608,000 shares of Common Stock; provided that, on each anniversary of the Effective Date thereafter while this Plan is in effect, the number of shares of Common Stock available for the grant of Awards by the Committee shall be adjusted, as applicable, so that the aggregate number of shares of Common Stock available for the grant of Awards under this Plan shall be equal to the greater of (i) the then current number of shares of Common Stock available for the grant of Awards under this Plan and (ii) such number of shares of Common Stock that is equal to 5% of the total number of issued and outstanding shares of Common Stock on such applicable anniversary date.  Any adjustments made to the number of shares of Common Stock reserved for Awards under this Plan, pursuant to the provisions of this Section 5(b), shall not reduce the number of shares of Common Stock available hereunder.
(c) Notwithstanding the provisions of Section 5(b) immediately preceding, the Committee is authorized to grant Awards under this Plan as Incentive Stock Options, for an aggregate of 608,000 shares of Common Stock and such amount shall not be increased or reduced, without the requisite approval of the Company’s stockholders, other than pursuant to the provisions of Section 12 of this Plan.
(d) Common Stock underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under this Plan at the same ratio at which they were previously granted. Notwithstanding the foregoing, the following shares of Common Stock shall not be available again for Awards under the Plan: (i) shares tendered or held back upon the exercise of an Option or settlement of an Award to cover the Exercise Price of an Award; (ii) shares that are used or withheld to satisfy tax withholding obligations of the Participant; and (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof.
(e) Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or any combination of the foregoing.
(f) Subject to compliance with Section 1.409A-3(f) of the Treasury Regulations, Awards may, in the sole discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of shares of Common Stock underlying any Substitute Awards shall be counted against the aggregate number of shares of Common Stock available for Awards under this Plan.
(g) Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 12), the Committee shall not grant to any one Eligible Person in any one calendar year Awards (i) for more than 50% of the Available Shares in the aggregate or (ii) payable in cash in an amount exceeding $10,000,000 in the aggregate.
6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in this Plan.
7. Options.
(a) Generally. Each Option granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of the Common Stock with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.
(b) Exercise Price. The exercise price (“Exercise Price”) per Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and, provided further, that notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Stock.
(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and as set forth in the applicable Award Agreement, and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; and, provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement:
(i) an Option shall vest and become exercisable with respect to 100% of the shares of Common Stock subject to such Option on each anniversary of the Date of Grant;
(ii) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for:
(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the Option Period;
(B) for directors, officers and employees of the Company only, for ninety (90) days following termination of employment or service by reason of such Participant’s Retirement;
(C) 90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and

(iii) both the unvested and the vested portion of an Option shall immediately expire upon the termination of the Participant’s employment or service by the Company for Cause. Notwithstanding the foregoing provisions of Section 7(c) and consistent with the requirements of applicable law, the Committee, in its sole discretion, may extend the post-termination of employment period during which a Participant may exercise vested Options.
(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to the exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and/or foreign income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award Agreement accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check (subject to collection), cash equivalent and/or vested shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, however, that such shares of Common Stock are not subject to any pledge or other security interest and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value (as determined by the Committee in its discretion) on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the shares of Common Stock for which the Option was exercised that number of shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price for the shares of Common Stock for which the Option was exercised. Any fractional shares of Common Stock shall be settled in cash.
(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such shares of Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.
(f) Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.
8. Stock Appreciation Rights.
(a)Generally. Each SAR granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Any Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Options under this Plan). The Committee also may award SARs to Eligible Persons independent of any Option.
(b) Exercise Price. The Exercise Price per Common Stock for each Option granted in connection with an SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant.

(c) Vesting and Expiration. An SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. An SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement:
(i) an SAR shall vest and become exercisable with respect to 100% of the shares of Common Stock subject to such SAR on the third anniversary of the Date of Grant;
(ii) the unvested portion of an SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for:
(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the SAR Period;
(B) for directors, officers and employees of the Company only, for the remainder of the SAR Period following termination of employment or service by reason of such Participant’s Retirement;
(C) 90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and
(iii) both the unvested and the vested portion of an SAR shall expire immediately upon the termination of the Participant’s employment or service by the Company for Cause.
(d) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of an SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.
(e) Payment. Upon the exercise of an SAR, the Company shall pay to the Participant an amount equal to the number of shares of Common Stock subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Common Stock on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional Common Stock shall be settled in cash.
9. Restricted Stock and Restricted Stock Units.
(a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of Performance Goals or otherwise, as the Committee determines at the time of the grant of an Award or thereafter. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as shares of Common Stock are paid in settlement of such Awards.
(b) Restricted Accounts; Escrow or Similar Arrangement. Unless otherwise determined by the Committee, upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void ab initio. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.
(c) Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award Agreement: (i) the Restricted Period shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units on the first anniversary of the Date of Grant; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon the termination of employment or service of the Participant granted the applicable Award.
(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.
(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such shares of Restricted Stock and, if such shares of Restricted Stock are forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).
(ii) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Stock for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion and subject to the requirements of Section 409A of the Code, elect to (i) pay cash or part cash and part shares of Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (ii) defer the delivery of shares of Common Stock (or cash or part shares of Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the shares of Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.
10. Stock Bonus Awards. The Committee may issue unrestricted shares of Common Stock, or other Awards denominated in shares of Common Stock, under this Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement.
11. Performance Compensation Awards.
(a) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 calendar days of a Performance Period, the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.
(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee, which criteria may be based on one or more of the following business criteria: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation. Any one or more of the Performance Criteria adopted by the Committee may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph.
(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. The Committee is authorized at any time during the first 90 calendar days of a Performance Period in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year.
(e) Payment of Performance Compensation Awards.
(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by, or in service to, the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.
(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.
(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.
(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of this Plan.
(f) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed in order to comply with the short-term deferral rules under Section 1.409A-1(b)(4) of the Treasury Regulations. Notwithstanding the foregoing, payment of a Performance Compensation Award may be delayed, as permitted by Section 1.409A-2(b)(7)(i) of the Treasury Regulations, to the extent that the Company reasonably anticipates that if such payment were made as scheduled, the Company’s tax deduction with respect to such payment would not be permitted due to the application of Section 162(m) of the Code.
12. Changes in Capital Structure and Similar Events. In the event of (a) any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate in order to prevent dilution or enlargement of rights, then the Committee shall make any such adjustments that are equitable, including without limitation any or all of the following:
(i) adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under this Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of this Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);
(ii) subject to the requirements of Section 409A of the Code, providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and
(iii) subject to the requirements of Section 409A of the Code, canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) or ASC Topic 718, or any successor thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
13. Effect of Change in Control. Except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control, notwithstanding any provision of this Plan to the contrary, with respect to all or any portion of a particular outstanding Award or Awards:
(a) all of the then outstanding Options, SARs and Restricted Stock Units held by an Eligible Director shall immediately vest and become immediately exercisable as of a time prior to the Change in Control by such Eligible Director (unless otherwise specified in any Award Agreement);
(b) the Restricted Period of any Award to an Eligible Director shall expire as of a time prior to the Change in Control (including without limitation a waiver of any applicable Performance Goals); and
(c) Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee. To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (c) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the shares of Common Stock subject to their Awards.
14. Amendments and Termination.
(a) Amendment and Termination of this Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that (i) no amendment to the definition of Eligible Person in Section 2(q), Section 5(b), Section 11(b) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to this Plan (including, without limitation, as necessary to comply with any rules or requirements of any national securities exchange or inter-dealer quotation system on which the shares of Common Stock may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); and, provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.
(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.
15. Right of Repurchase.
(a) Repurchase Option; Termination of Award. Unless otherwise set forth in any applicable Award, if, with respect to a Participant, any of the events specified in Section 15(b) below occur, then, within twelve (12) months after the Company receives actual knowledge of the event (the “Repurchase Period”), the Company shall have the right, but not the obligation, to repurchase from the Participant, or his or her legal representative, as the case may be, all or a portion of the shares of Common Stock acquired pursuant to an Award by the Participant, regardless of whether such Participant is then still employed or engaged by, or otherwise has a relationship with the Company (the “Repurchase Option”). The Repurchase Option shall be exercised by the Company by giving the Participant, or his or her legal representative, written notice of its intention to exercise the Repurchase Option on or before the last day of the Repurchase Period.
The Company may exercise its Repurchase Option by tendering to the Participant, or his or her legal representative, or delivering to an escrow account for the benefit of the Participant, or his or legal representative, an amount equal to the price originally paid by the Participant to the Company, subject to adjustment as provided herein, for each share of Common Stock to be repurchased by the Company hereunder. Upon timely exercise of the Repurchase Option in the manner provided in this Section 15(a), the Participant, or his or her legal representative, shall deliver to the Company the stock certificate or certificates representing the shares purchased by the Participant under this Plan, as set forth in (i) and (ii) above, and to be repurchased by the Company hereunder, duly endorsed and free and clear of any and all liens, charges and encumbrances. If the Participant shall fail to deliver such stock certificate or certificates, the Company shall be entitled to instruct its transfer agent to take such action as may be necessary to remove the requisite number of shares of Common Stock registered in the name of the Participant from the books and records of the Company. The Repurchase Option and any right of the Company to payment pursuant to Section 15 hereof shall be a right of the Company in addition to any and all other rights of the Company and remedies available to the Company, whether at law or in equity. Furthermore, upon the Company receiving actual knowledge of the occurrence of any of the events specified in Section 15(b) below, all Awards to acquire Common Stock granted to such Participant shall immediately terminate and shall thereupon not be exercisable to any extent whatsoever. The Board or, in the case of an employee that is not an executive officer, the President may waive or modify the provisions of this Section with respect to any individual Participant, with regard to the facts and circumstances of any particular situation involving a determination under this Section.
(b) Triggering Events. The Company shall have the Repurchase Option in the event that any events for Cause shall occur, as determined in good faith by the Board.
(c) Repurchase Price. In the event that at the time the Company wishes to exercise its Repurchase Option, the Participant ceases to own a sufficient number of shares of Common Stock acquired by him or her under the Plan to satisfy the Company’s Repurchase Option, in addition to performing any obligations necessary to satisfy the Company’s exercise of its Repurchase Option of those shares of Common Stock available for repurchase, the Participant shall be required to deliver to the Company, for each share of Common Stock that is the subject of the Repurchase Option and is not available for repurchase as it has been sold or transferred, an aggregate cash amount, if positive, equal to the difference between the Fair Market Value of each share of Common Stock sold or transferred by the Participant and the price originally paid by the Participant to the Company for each such share of Common Stock so sold or transferred by the Participant, as adjusted. The Fair Market Value of each share of Common Stock sold or transferred by the Participant shall be determined as of the date of such sale or transfer.
16. General.
(a) Award Agreements. Each Award under this Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. The Company’s failure to specify any term of any Award in any particular Award Agreement shall not invalidate such term, provided such terms was duly adopted by the Board or the Committee.
(b) Nontransferability; Trading Restrictions.
(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, with or without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of this Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of this Plan.

(iii) The terms of any Award transferred in accordance with subparagraph (ii) above shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of this Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award Agreement.
(iv) The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the delivery of vested shares of Common Stock received in connection with such Award on the Participant’s agreement to such restrictions as the Committee may determine.
(c) Tax Withholding.
(i) A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, shares of Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes. In addition, the Committee, in its discretion, may make arrangements mutually agreeable with a Participant who is not an employee of the Company or an Affiliate to facilitate the payment of applicable income and self-employment taxes.
(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the maximum individual statutory rate for the applicable tax jurisdiction).
(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any Award Agreement. By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.
(e) International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such Participants, the Company or its Affiliates.
(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.
(g) Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate for purposes of this Plan unless the Committee, in its discretion, determines otherwise.
(h) No Rights as a Stockholder. Except as otherwise specifically provided in this Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person.
(i) Government and Other Regulations.
(i) The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under this Plan. The Committee shall have the authority to provide that all certificates for shares of Common Stock or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of this Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under this Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of shares of Common Stock to the Participant, the Participant’s acquisition of shares of Common Stock from the Company and/or the Participant’s sale of shares of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A of the Code, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof. The Committee shall have the discretion to consider and take action to mitigate the tax consequence to the Participant in cancelling an Award in accordance with this clause.
(j) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(k) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.
(l) No Trust or Fund Created. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of this Plan or any Award shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.
(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and/or its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.

(n) Relationship to Other Benefits. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
(o) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions.
(p) Severability. If any provision of this Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.
(q) Obligations Binding on Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(r) Expenses; Gender; Titles and Headings. The expenses of administering this Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.
(s) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of shares of Common Stock under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.
(t) Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. Notwithstanding anything in this Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Section 1.409A-3(j)(4) of the Treasury Regulations. If a Participant is a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) at any time during the twelve (12)-month period ending on the date of his termination of employment, and any Award hereunder subject to the requirements of Section 409A of the Code is to be satisfied on account of the Participant’s termination of employment, satisfaction of such Award shall be suspended until the date that is six (6) months after the date of such termination of employment.
(u) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive shares of Common Stock under any Award made under this Plan.
*      *      *

iSpecimen Inc.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
MAY 25, 2022
Meeting Address: 480 Totten Pond Road, 4th Floor, Waltham, MA 02451
ISPECIMEN INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, revoking all prior proxies, hereby appoints Christopher Ianelli and Jill Mullan, with the power of substitution, to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of iSpecimen Inc., to be held on May 25, 2022, at 10:00 a.m. (Eastern Time) or at any postponement or adjournment thereof.
In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.
To change the address on your account, please check the box to the right and indicate your new address in the space above. ☐
(Continued and to be signed on Reverse Side)

PRELIMINARY PROXY – SUBJECT TO COMPLETION
ISPECIMEN INC.
2022 ANNUAL MEETING OF STOCKHOLDERS
MAY 25, 2022
This Proxy Statement is available at:
www.proxyvote.com
and the 2021 Annual Report on Form 10-K is available at:
https://investors.ispecimen.com/sec-filings.
Vote your proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
Please mark your votes like this	☒
PROXY
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS NOS.ONE, FOUR AND FIVE.
1.
Correction of a defective corporate act, pursuant to §204 of the Delaware General Corporation Law, relating to our failure to obtain stockholder approval for adoption of our Second Amended and Restated Bylaws creating a classified board of directors divided into three classes of directors:

☐ FOR       ☐ AGAINST      ☐ ABSTAIN
2.
If Proposal No. 1 is approved by the stockholders, election of each of the two nominees listed below as Class I directors to hold office until the 2025 annual meeting of stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal:

1) Andrew L. Ross	☐ FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT
2) Steven Gullans

3.
If Proposal No. 1 is not approved by the stockholders, election of each of the seven nominees listed below as directors to hold office until the 2023 annual meeting of stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal:

1) Christopher Ianelli	☐ FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT
2) Jill Mullan
3) Andrew L. Ross
4) George “Bud” Scholl
5) Steven Gullans
6) John L. Brooks III
7) Margaret H. Lawrence

4.
Approval of an amendment to the Corporation’s Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) to (i) set the maximum number of shares of our common stock that may be awarded to participants under the 2021 Plan as incentive stock options at 608,000 shares of common stock, (ii) revise the language relating to annual increases in the number of shares reserved for issuances of awards under the 2021 Plan so that it more clearly reflects the intent of such adjustment and (iii) make certain other non-material changes to the 2021 Plan:

☐ FOR       ☐ AGAINST       ☐ ABSTAIN
5.
Ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2022:

☐ FOR       ☐ AGAINST       ☐ ABSTAIN
6.
Adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:
Signature	Signature	Date , 2022
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.